                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                               CENTEX CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:
                                      N/A
- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
                                      N/A
- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                      N/A
- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
                                      N/A
- --------------------------------------------------------------------------------
     (5) Total fee paid:
                                      N/A
- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                                      N/A
- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
                                      N/A
- --------------------------------------------------------------------------------
     (3) Filing Party:
                                      N/A
- --------------------------------------------------------------------------------
     (4) Date Filed:
                                      N/A
- --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                            3333 HOLDING CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:
                                      N/A
- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
                                      N/A
- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                      N/A
- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
                                      N/A
- --------------------------------------------------------------------------------
     (5) Total fee paid:
                                      N/A
- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                                      N/A
- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
                                      N/A
- --------------------------------------------------------------------------------
     (3) Filing Party:
                                      N/A
- --------------------------------------------------------------------------------
     (4) Date Filed:
                                      N/A
- --------------------------------------------------------------------------------

                               CENTEX CORPORATION


                                      AND


                            3333 HOLDING CORPORATION



                              PROXY STATEMENT AND
                            NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS
                              OF EACH CORPORATION


                            TO BE HELD JULY 25, 1996


                                 --------------


                                     INDEX

                                                                                                                      PAGE
                                                                                                                      ----
                                                    CENTEX CORPORATION

Notice of Annual Meeting of Stockholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Proxy Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                                                 3333 HOLDING CORPORATION

Notice of Annual Meeting of Stockholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
Proxy Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21


                                 --------------


         PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS. STOCKHOLDERS ARE ENCOURAGED TO REVIEW THE ACCOMPANYING PROXY STATEMENT OF EACH COMPANY CAREFULLY.

                               CENTEX CORPORATION
                                3333 LEE PARKWAY
                              DALLAS, TEXAS 75219

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 25, 1996

To The Stockholders:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Centex Corporation, a Nevada corporation ("Centex"), will be held in the auditorium of the Dallas Museum of Art, 1717 North Harwood in the City of Dallas, Texas, on Thursday, July 25, 1996, at 10:00 A.M. (C.D.T.) for the following purposes:

    1. To elect four directors comprising a class of directors to serve until the annual meeting of stockholders in 1999.

    2. To approve the Centex Corporation 1987 Stock Option Plan, as amended to increase the aggregate number of shares of Centex Common Stock that may be issued or transferred pursuant to awards thereunder by 1,500,000 shares.

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on May 28, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting. The transfer books will not be closed.

    You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting in person, you are urged to promptly sign, date and mail the accompanying form of Centex proxy, so that your Centex shares may be represented and voted at the meeting. Your Centex proxy will be returned to you if you should attend the meeting and request such return.

                                        By Order of the Board of Directors


                                                 RAYMOND G. SMERGE
                                        Vice President, Chief Legal Officer
                                                   and Secretary

Dallas, Texas
June 5, 1996


    PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.

                               CENTEX CORPORATION

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 25, 1996

                                  INTRODUCTION

    The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the Board of Directors of Centex Corporation, a Nevada corporation ("Centex"), for use at the Annual Meeting of Stockholders of Centex to be held on July 25, 1996, and at any adjournment thereof. The mailing address of the executive offices of Centex is 3333 Lee Parkway, Dallas, Texas 75219. The approximate date on which this proxy statement and accompanying proxy were first sent to stockholders was on or about June 5, 1996.

PURPOSES OF THE MEETING

   At the meeting, action will be taken upon the following matters:

        (1) Election of four directors comprising the class of directors to serve until the annual meeting of stockholders in 1999.

        (2) Approval of the Centex Corporation 1987 Stock Option Plan, as amended to increase the aggregate number of shares of Centex Common Stock that may be issued or transferred pursuant to awards thereunder by 1,500,000 shares.

        (3) Such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors of Centex does not know of any matters that may be acted upon at the meeting other than the matters set forth in items (1) and (2) above.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS OF CENTEX RECOMMENDS A VOTE FOR ELECTION OF THE FOUR NOMINEES FOR DIRECTOR OF CENTEX NAMED IN THE ACCOMPANYING CENTEX PROXY AND FOR APPROVAL OF THE CENTEX CORPORATION 1987 STOCK OPTION PLAN, AS AMENDED.

                               TANDEM SECURITIES

    On November 30, 1987, Centex distributed as a dividend (the "Distribution") to its stockholders (through a nominee, the "Nominee") all of the 1,000 issued and outstanding shares of common stock, par value $.01 per share ("Holding Common Stock"), of 3333 Holding Corporation, a Nevada corporation ("Holding"), and all of the 900 issued and outstanding warrants (the "Stockholder Warrants") to purchase Class B Units of limited partnership interest in Centex Development Company, L.P., a Delaware limited partnership ("CDC"). 3333 Development Corporation, a Nevada corporation and a wholly owned subsidiary of Holding ("Development"), is the general partner of CDC.

    The Nominee holds the Stockholder Warrants and shares of Holding Common Stock on behalf of and for the benefit of persons who are from time to time the holders of the common stock, par value $.25 per share ("Centex Common Stock"), of Centex ("Centex Stockholders"). Each Centex Stockholder owns a beneficial interest in the Holding Common Stock and the Stockholder Warrants that the total number of shares of Centex Common Stock held by such stockholder bears to the total number of shares of Centex Common Stock outstanding from time to time. This beneficial interest of the Holding stockholders is not represented by a separate certificate or receipt. Instead, each Centex Stockholder's beneficial interest in such pro rata portion of the shares of Holding Common Stock and the Stockholder Warrants is represented by the certificate or certificates evidencing such Centex Stockholder's Centex Common Stock, and is currently tradeable only in tandem with, and as a part of, each such Centex Stockholder's Centex Common Stock. These restrictions on transfer are imposed by the terms of a nominee agreement (the "Nominee Agreement") among Centex, Holding, CDC and the Nominee. Centex Common Stock certificates issued after the date of the Nominee Agreement bear a legend referring to the restrictions on transfer imposed thereby.

    PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.

                             RECORD DATE AND VOTING

    The record date for the determination of stockholders entitled to notice of and to vote at the meeting is the close of business on May 28, 1996. At the close of business on the record date, the issued and outstanding capital stock of Centex entitled to vote at the meeting consisted of 28,426,351 shares of Centex Common Stock.

    The holders of Centex Common Stock will be entitled to one vote per share upon the election of directors, approval of the Centex Corporation 1987 Stock Option Plan, as amended, and each other matter that may be properly brought before the meeting or any adjournment thereof. Neither the Articles of Incorporation nor the By-laws of Centex provide for cumulative voting rights. The presence at the meeting, in person or by proxy, of a majority of the outstanding shares of Centex Common Stock is necessary to constitute a quorum; abstentions and, by definition, broker non-votes will be counted as present for purposes of establishing a quorum.

    Shares represented by valid proxies will be voted at the meeting in accordance with the directions given. If the proxy card is signed and returned without any direction given, the shares will be voted for election of the four nominees for director named in the proxy and for approval of the Centex Corporation 1987 Stock Option Plan, as amended (although broker non-votes on the proposal to approve the Centex Corporation 1987 Stock Option Plan, as amended, will not be voted for such proposal). The Board of Directors does not intend to present, and has no information that others will present, any business at the annual meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders of Centex. However, if other matters requiring the vote of stockholders come before the meeting, it is the intention of the persons named in the accompanying form of Centex proxy to vote the proxies held by them in accordance with their best judgment in such matters. Any stockholder of Centex has the unconditional right to revoke his Centex proxy at any time prior to the voting thereof by submitting a later-dated proxy, by attending the meeting and voting in person or by written notice to Centex addressed to Raymond G. Smerge, Secretary, Centex Corporation, 3333 Lee Parkway, Dallas, Texas 75219; however, no such revocation shall be effective until received by Centex at or prior to the meeting.

    The cost of solicitation of proxies for the meeting will be borne by Centex. Solicitation may be made by mail, personal interview, telephone and/or telegraph by officers and other employees of Centex, who will receive no additional compensation therefor. To aid in the solicitation of proxies, Centex has retained the firm of Georgeson & Company Inc., which will receive a fee of approximately $10,000 plus out-of-pocket expenses. Centex will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

MANAGEMENT

    The following table sets forth information as of May 28, 1996 with respect to the beneficial ownership of shares of Centex Common Stock by each director, nominee for election to the Board of Directors and executive officer named in the Summary Compensation Table under "Executive Compensation", individually itemized, and by all directors and executive officers of Centex as a group (13 persons). Except as otherwise indicated, all shares are owned directly and the owner has the sole voting and investment power with respect thereto.

                                                                                CENTEX COMMON STOCK (1)
                                                                              --------------------------
                                                                               NUMBER OF        PERCENT
                NAME                                                             SHARES         OF CLASS
                ----                                                          ------------      --------
Alan B. Coleman . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        40,000            *

Dan W. Cook III . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         7,720            *

Juan L. Elek  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,667            *

Timothy R. Eller  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       116,474            *

William J Gillilan III  . . . . . . . . . . . . . . . . . . . . . . . . .       193,200            *

Laurence E. Hirsch  . . . . . . . . . . . . . . . . . . . . . . . . . . .       419,608          1.46%

Clint W. Murchison, III . . . . . . . . . . . . . . . . . . . . . . . . .        87,767(2)         *

Charles H. Pistor . . . . . . . . . . . . . . . . . . . . . . . . . . . .        25,700            *

David W. Quinn  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        42,229            *

Paul R. Seegers . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       336,695          1.18%

Raymond G. Smerge . . . . . . . . . . . . . . . . . . . . . . . . . . . .        11,446            *

Paul T. Stoffel . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        98,402            *

All directors and executive officers
  of Centex as a group (13 persons) . . . . . . . . . . . . . . . . . . .     1,401,572          4.79%

- ------------
*  less than 1%

(1) Shares covered by stock options that are outstanding under the Centex Corporation Stock Option Plan and the Centex Corporation 1987 Stock Option Plan and exercisable on May 28, 1996 or within 60 days thereafter are included as "beneficially owned" pursuant to the rules and regulations of the Securities and Exchange Commission. Amounts include the following shares that may be acquired upon exercise of such stock options: Mr. Coleman -- 30,000 shares; Mr. Cook -- 5,054 shares; Mr. Elek -- 1,667 shares; Mr. Eller -- 113,864 shares; Mr. Gillilan -- 193,148 shares; Mr. Hirsch -- 41,280 shares; Mr. Murchison -- 30,000 shares; Mr. Pistor -- 20,000 shares; Mr. Quinn -- 40,640 shares; Mr. Seegers -- 100,000 shares; Mr. Smerge -- 5,128 shares; Mr. Stoffel -- 20,000 shares; and all directors and executive officers of Centex as a group (13 persons) --620,221 shares. Total shown for Mr. Hirsch includes 200,000 shares covered by a conversion right pursuant to the terms of a Centex subordinated debenture (see "Certain Transactions"). In addition, this table includes approximately 2,610, 2,078, 1,389 and 4,218 shares of Centex Common Stock which may be beneficially owned as of March 31, 1996 by Messrs. Eller, Hirsch, Quinn and Smerge, respectively, and approximately 11,519 shares of Centex Common Stock which may be beneficially owned as of March 31, 1996 by all directors and executive officers of Centex as a group (13 persons), pursuant to the Centex Common Stock Fund under the Profit Sharing and Retirement Plan of Centex Corporation, a defined contribution plan (the "Profit Sharing Plan").

(2)  Includes 1,613 shares held by Mr. Murchison's spouse.

CERTAIN BENEFICIAL OWNERS

    The following table sets forth information as of May 28, 1996 with respect to the holders of shares of Centex Common Stock who are known to Centex to be beneficial owners of more than five percent of such shares outstanding.

                                                                         Centex
                                                                       Common Stock
 Name and Address                                 -------------------------------------------------------
 of Beneficial Holder                             Number of Shares                       Percent of Class
 --------------------                             ----------------                       ----------------
 FMR Corp. (1)                                        4,169,447                               14.67%
 82 Devonshire Street
 Boston, Massachusetts 02109

 The Prudential Insurance Company                                                              6.49%
     of America (2)                                   1,845,400
 Prudential Plaza
 Newark, New Jersey 07102-3777


- --------------------
(1) Based solely upon information contained in the Schedule 13G/A (Amendment No. 9) of FMR Corp. filed with the Securities and Exchange Commission (the "SEC") on February 12, 1996 with respect to Centex Common Stock owned as of December 31, 1995 (the "FMR 13G"). According to the FMR 13G, such number includes 12,384 shares over which FMR Corp. had the sole power to vote or direct the vote and 4,169,447 shares over which FMR had sole dispositive power.

(2) Based solely upon information contained in the Schedule 13G/A (Amendment No.1) of The Prudential Insurance Company of America ("Prudential") filed with the SEC on February 2, 1996 with respect to Centex Common Stock owned as of December 31, 1995 (the "Prudential 13G"). According to the Prudential 13G, such number includes 318,000 shares over which Prudential had sole voting or dispositive power, 1,481,700 shares over which Prudential had shared voting power and 1,526,700 shares over which Prudential had shared dispositive power.

ITEM 1.  ELECTION OF DIRECTORS

    Centex's By-laws provide for the division of the Board of Directors into three classes with the directors in each class to hold office for a staggered term of three years each. Each class of directors is to consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. Presently, there are four directors in the class whose term expires at the 1996 annual meeting, three directors in the class whose term expires at the 1997 annual meeting and three directors in the class whose term expires at the 1998 annual meeting. At the 1996 annual meeting, four directors are to be elected to serve until the 1999 annual meeting or until their successors are elected and qualified, subject to removal by the vote of the holders of not less than two-thirds of the outstanding shares of Centex Common Stock. Unless contrary instructions are indicated on the proxy, it is intended that the shares represented by the accompanying Centex proxy will be voted for the election of the four nominees for director named below, or if any of such nominees should become unavailable, which is not anticipated, for such substitute nominee as the Board of Directors shall designate. A plurality of votes cast at the annual meeting, in person or by proxy, is required to elect each nominee. The Board recommends that stockholders vote FOR the election of such four nominees. The information appearing in the following table respecting the nominees for director and the continuing directors has been furnished to Centex by the respective nominees and directors.

NOMINEES FOR DIRECTORS

    The four persons named below are the Board's nominees for election as directors at the meeting for the class whose term expires at the 1999 annual meeting. The four nominees named below are currently directors of Centex, who were elected as directors by Centex Stockholders at the 1993 annual meeting of stockholders, except for Mr. Juan L. Elek, who was elected by the Board of Directors in February 1995.


CLASS WHOSE TERM EXPIRES AT
 THE 1996 ANNUAL MEETING

                                                                                          BOARD
                                      POSITIONS AND OFFICES       DIRECTOR              COMMITTEE
          NAME AND AGE                     WITH CENTEX             SINCE                MEMBERSHIP
          ------------                ---------------------       --------              ----------
Alan B. Coleman, 67 . . . . . . .            None (1)               1979                 Audit &
                                                                                   Director Nominating

Juan L. Elek, 52  . . . . . . . .            None (2)               1995                    --

Clint W. Murchison, III, 49   . .            None (3)               1979          Audit, Compensation &
                                                                                       Stock Option

Paul R. Seegers, 66 . . . . . . .            None (4)               1963               Executive* &
                                                                                   Director Nominating*


CONTINUING DIRECTORS

    All continuing directors listed below were elected by Centex Stockholders to terms expiring at the annual meetings to be held in 1997 and 1998.



CLASS WHOSE TERM EXPIRES AT
 THE 1997 ANNUAL MEETING

                                                                                         BOARD
                                      POSITIONS AND OFFICES     DIRECTOR               COMMITTEE
          NAME AND AGE                      WITH CENTEX          SINCE                 MEMBERSHIP
          ------------                ---------------------     --------               ----------
Dan W. Cook III, 61 . . . . . . .            None (5)               1993              Compensation*

Laurence E. Hirsch, 50  . . . . .   Chairman of the Board and       1985                Executive
                                   Chief Executive Officer (6)

Charles H. Pistor, 65 . . . . . .            None (7)               1987              Compensation,
                                                                                     Stock Option* &
                                                                                   Director Nominating

CLASS WHOSE TERM EXPIRES AT
 THE 1998 ANNUAL MEETING

                                                                                          BOARD
                                      POSITIONS AND OFFICES       DIRECTOR              COMMITTEE
          NAME AND AGE                     WITH CENTEX              SINCE               MEMBERSHIP
          ------------                ---------------------       --------              ----------
William J Gillilan III, 50  . . .         President and             1989                Executive
                                   Chief Operating Officer (8)

David W. Quinn, 54  . . . . . . .   Vice Chairman of the Board      1989                    --
                                       and Chief Financial
                                           Officer (9)

Paul T. Stoffel, 62 . . . . . . .           None (10)               1968                 Audit* &
                                                                                       Stock Option

- ---------------
* Chairman of the Committee

    (1) Dr. Coleman has been Caruth Professor of Financial Management Emeritus at Southern Methodist University ("SMU") since November 1988. Prior thereto, Dr. Coleman served as Dean of the Business School of SMU from 1975 to 1981 and President of Southwestern Graduate School of Banking Foundation of SMU from 1981 to 1988.

    (2) Mr. Elek is Founder and Co-Chairman of the Mexican investment banking firm of Elek, Moreno Valle y Associados, where he has served since 1984. From 1978 through 1984, Mr. Elek held various positions with Banamex Financial Group, including Adjoining Managing Director and Head of International Banking.

    (3) Mr. Murchison is engaged in private real estate development and other investments as his principal business.

    (4) Mr. Seegers has been Chairman of the Executive Committee of Centex since July 1987. Mr. Seegers also held the office of the Chairman of the Board of Centex from July 1985 through July 1991, and the office of Chief Executive Officer from July 1985 through July 1988, Co-Chief Executive Officer from July 1978 through July 1985, and various other Centex executive offices since 1961. Mr. Seegers is also a director of Methodist Hospitals of Dallas, RAC Financial Group, Inc. and Oryx Energy Company.

    (5) Mr. Cook is engaged in private investments as his principal business. Mr. Cook was a general partner in the investment banking firm of Goldman, Sachs & Co. from 1977 until 1992.

    (6) Mr. Hirsch has served as Chief Executive Officer of Centex since July 1988 and as Chairman of the Board since July 1991, and he served as President from March 1985 to July 1991. Mr. Hirsch is also Chairman of the Board of Directors of Centex Construction Products, Inc., an affiliate of Centex, a director of Commercial Metals Corporation and Envoy Corporation and a trustee of Blackrock Assets Investors, a registered investment company.

    (7) Mr. Pistor was Vice Chair and Trustee of Southern Methodist University from October 1991 until his retirement in 1995. Mr. Pistor served as Chairman of the Board and Chief Executive Officer of Northpark National Bank of Dallas from April 1988 to June 1990. Prior thereto, Mr. Pistor served as Vice Chairman of First RepublicBank Corporation from June 1987 and the Chairman of the Board and Chief Executive Officer of First RepublicBank Dallas, N.A. from April 1980 until his retirement in April 1988. Mr. Pistor also serves as a director of AMR Corporation, American Brands, Inc. and Oryx Energy Company.

    (8) Mr. Gillilan has held the office of Centex's Chief Operating Officer since January 1990 and has been

         President of Centex since July 1991. Mr. Gillilan has also been Chairman of Centex's homebuilding operations since January 1990 and prior thereto held the offices of President, Chief Executive Officer and Chief Operating Officer of the homebuilding operations and served in various other executive positions with Centex subsidiaries.

    (9) Mr. Quinn was elected Vice Chairman of the Board of Centex in May 1996 and has been Chief Financial Officer of Centex since February 1987. Mr. Quinn served as Executive Vice President of Centex from February 1987 until his election as Vice Chairman of the Board of Centex in May 1996. Mr. Quinn served as a director and Chairman of the Board of Centex's former banking subsidiary, Texas Trust Savings Bank, FSB, from December 1988 until December 1994. Mr. Quinn is also a director of Centex Construction Products, Inc.

    (10) Mr. Stoffel is Chairman of Paul Stoffel Capital Corporation, actively engaged in both public and private investments, as his principal business. Mr. Stoffel was formerly Managing Director of Paine Webber, Inc. Investment Banking. He is also a director of BRC Holdings, Inc.

BOARD MEETINGS, FEES, COMMITTEES AND ATTENDANCE RECORDS

    During Centex's fiscal year ended March 31, 1996, the Board of Directors held four regularly scheduled meetings. During such fiscal year, each director attended 75% or more of the meetings of the Board and the Board committees on which he served.

    Board members who are not employees of Centex or any of its subsidiaries received a retainer of $28,500 for fiscal year 1996, and such directors who are not members of the Stock Option Committee are eligible to receive stock option grants. The directors are also reimbursed for reasonable expenses of attending meetings.

    The Board of Directors has an Audit Committee, composed of directors who are not employees of Centex or any of its subsidiaries, which reviews the functions of Centex's management and independent auditors pertaining to Centex's financial statements and performs such other duties and functions as are deemed appropriate by the Audit Committee or the Board. During the last fiscal year, the Audit Committee met two times. Two of the members attended both meetings. One member attended one meeting. Audit Committee members are paid a fee of $1,000 per year.

    The Board has a Compensation Committee, composed of directors who are not employees of Centex or any of its subsidiaries, which recommends to the Board the base salaries and incentive bonuses of the officers of Centex. During the last fiscal year, the Compensation Committee held two meetings which were attended by all members. Compensation Committee members are paid a fee of $1,000 per year.

    The Board has a Director Nominating Committee which is responsible for nominating individuals for consideration as directors of Centex. The Director Nominating Committee will consider nominees recommended by Centex Stockholders in a letter addressed to the Secretary at the executive offices of Centex in Dallas, Texas and setting forth the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated, a representation that the stockholder is a holder of record of stock of Centex entitled to vote at the annual meeting of stockholders and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the letter, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors, and the consent of each nominee to serve as a director of Centex if so elected. Any such letter must be received by Centex not later than April 26, 1997 for consideration at the 1997 annual meeting. During the last fiscal year, the Director Nominating Committee held one meeting which was attended by all members. Each member of the Director

Nominating Committee who is not an employee of Centex or any of its subsidiaries receives a fee of $1,000 per year for serving on the committee.

    The Board has a Stock Option Committee, composed of directors who are not employees of Centex or any of its subsidiaries, which administers the Centex Corporation Stock Option Plan and the Centex Corporation 1987 Stock Option Plan (the "1987 Plan"). The Stock Option Committee is authorized to grant options to acquire Centex Common Stock and to grant awards of restricted stock under the 1987 Plan. During the last fiscal year, the Stock Option Committee held three meetings which were attended by all members. Stock Option Committee members are paid a fee of $1,000 per year.

ITEM 2.  PROPOSAL TO APPROVE THE AMENDED CENTEX CORPORATION 1987 STOCK OPTION
         PLAN

    In May 1996, the Board of Directors approved, subject to stockholder approval, an amendment to the 1987 Plan which increases the number of shares of Centex Common Stock that may be issued pursuant to the exercise of stock options or the grant of restricted Centex Common Stock ("Restricted Stock") under the 1987 Plan by 1,500,000 shares (the "Amendment"). No other amendments are being proposed for the 1987 Plan. The Amendment is being proposed to further the 1987 Plan's purpose of assisting Centex in attracting and retaining individuals of training, experience and ability and to furnish additional incentives to such individuals by encouraging them to become owners of Centex Common Stock. As of May 28, 1996, there were 139 optionees under the 1987 Plan.

DESCRIPTION OF THE 1987 PLAN

    General. The following summary does not purport to be complete and is subject to, and qualified in its entirety by, reference to the text of the 1987 Plan, as amended by the Amendment, set forth in Annex A to this Proxy Statement. The 1987 Plan was approved by the Board of Directors on May 20, 1987 and ratified by the Centex stockholders on July 15, 1987. The 1987 Plan originally authorized the issuance of 3,000,000 shares of Centex Common Stock. In August 1992, Centex effected a two-for-one stock split which caused the total number of shares of Centex Common Stock authorized to be issued under the 1987 Plan to increase to 5,565,139 by operation of the 1987 Plan's anti-dilution provisions described below. As of May 28, 1996, there were 824,087 shares of Centex Common Stock available for award under the 1987 Plan and 1,863,959 shares of Centex Common Stock had been issued upon the exercise of options thereunder.

    Under the 1987 Plan, designated officers, key employees and directors of Centex are eligible to receive awards in the form of stock options or Restricted Stock grants. Participation in the 1987 Plan does not preclude an individual from being eligible to participate in any other stock option or other benefit plan of Centex. The total number of shares of Centex Common Stock subject to awards to any one person under the 1987 Plan shall not exceed 20% of the aggregate number of shares authorized under the 1987 Plan. No grant of options or Restricted Stock may be awarded under the 1987 Plan after May 19, 2001. The number of shares of Centex Common Stock available for grant under the 1987 Plan is subject to adjustment in the event of a stock split, stock dividend or other change in the Centex Common Stock or the capital structure of Centex. If any option expires or is canceled or if any Restricted Stock is reacquired by Centex, the shares available for grant under the 1987 Plan will be increased by the number of shares represented by such expiration, cancellation or acquisition.

    The 1987 Plan is administered by the Board of Directors of Centex. Subject to the provisions of the 1987 Plan, the Stock Option Committee of the Board of Directors is authorized to determine who may participate in the 1987 Plan, the number and types of awards made to each participant and the terms, conditions and limitations applicable to each award. All questions of interpretation and application of the 1987 Plan shall be determined by a majority of the Board of Directors, and all questions of interpretation and application of an option grant or an award of Restricted Stock will be determined by the Stock Option Committee. The Stock Option Committee is currently comprised of three outside directors who satisfy the requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The

Board of Directors has the authority to adopt, amend and rescind rules and regulations relating to the 1987 Plan, to construe the plan and to make all other determinations necessary for administering the 1987 Plan.

    Stock Options. The Stock Option Committee is authorized to grant options to purchase shares of Centex Common Stock, including options qualifying as "incentive stock options" ("ISOs") under Section 422 of the Code and options that do not so qualify ("NSOs"). The option price for any ISO may not be less than the greater of the par value or the fair market value of the share at the time of the grant (except an ISO granted to a person who owns or is deemed to own more than 10% of the Centex Common Stock must have an exercise price at least equal to 110% of the fair market value of the Centex Common Stock at the time of the grant). NSOs may be granted at 50% of the fair market value of the Centex Common Stock at the time of the grant. Centex has never granted ISOs under the 1987 Plan, and ISOs cannot be granted thereunder after May 20, 1997.

    Options will be exercisable over such period and upon such conditions as may be determined by the Stock Option Committee, but no stock option may be exercised after ten years from the date of grant (except an ISO granted to a person who owns or is deemed to own more than 10% of the Centex Common Stock must be exercised within five years of the date of the grant). ISOs may not become exercisable prior to one year from the date of grant, unless otherwise specified by the Stock Option Committee. Options may only be transferred by will, by the laws of descent and distribution or, if the Stock Option Committee provides in the agreement relating to the grant of the option, to members of the optionee's immediate family or to one or more trusts for the benefit of such immediate family members or partnerships in which such immediate family members are the only partners. Each option grant is evidenced by an option agreement between Centex and the optionee containing terms and conditions determined by the Stock Option Committee.

    The 1987 Plan generally provides that all options outstanding under the 1987 Plan will become fully exercisable upon the occurrence of a dissolution or liquidation of Centex or a merger (other than a merger effecting a reincorporation of Centex in another state) or a consolidation in which Centex is not the surviving corporation; or if any person other than Centex or a Centex affiliate becomes the owner of (A) 50% or more of the total combined voting power of all classes of stock of Centex or (B) shares of Centex Common Stock having 50% or more of the total number of votes that may be cast for the election of directors; or if the persons who were directors of Centex immediately before a contested election cease to constitute a majority of the Board of Directors of Centex. Notwithstanding the foregoing, in the event of any such occurrence, the Board of Directors may satisfy all obligations of Centex with respect to any outstanding options by delivering to the optionee cash in an amount equal to the difference between the aggregate exercise price for the shares of Centex Common Stock subject to such options and the fair market value of such shares on the date of such event.

    Restricted Stock. The Stock Option Committee may grant shares of Restricted Stock, which are subject to forfeiture under such conditions and for such period of time as the Stock Option Committee may determine. The Stock Option Committee shall determine the conditions or restrictions of any Restricted Stock awards, which may include restrictions on transferability or may require continued employment or the achievement of individual performance goals or Centex financial performance goals. The Stock Option Committee shall have the authority to cancel all or any portion of any outstanding restrictions prior to the expiration of such restrictions with respect to any or all of the shares of Restricted Stock awarded to an employee. The Stock Option Committee has never granted shares of Restricted Stock under the 1987 Plan.

    Amendment, Suspension or Termination. The Board of Directors may amend, suspend or terminate the 1987 Plan; provided, however that the Board may not, without the approval of the Centex stockholders, increase the number of shares subject thereto; increase the proportional number of shares which may be purchased pursuant to an option or awarded as Restricted Stock to any one person; reduce the option price below the limitations specified in the 1987 Plan; or modify, impair or cancel any existing option without the consent of the optionee.

    Benefits. Each of Centex's executive officers and directors who are not members of the Stock Option Committee are eligible to receive awards under the 1987 Plan. It is not possible to estimate awards that may be granted under the 1987 Plan to any participants in the future. During fiscal year 1996, Centex granted options to only one of its directors and executive officers. See "Executive Compensation" for information regarding such grant.

    Special Tax Consequences. Under present Federal income tax law, the award of a stock option generally creates no Federal tax consequences for the recipient or Centex. In general, upon the exercise of an NSO (the only type of option currently outstanding under the 1987 Plan), the recipient must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise, and Centex generally will be entitled to a deduction for the same amount. If Centex were to grant ISOs, under current law the optionee would have no Federal taxable income upon exercise of an ISO (except that the alternative minimum tax may apply), and Centex would receive no deduction when an ISO is exercised. The tax consequences to the optionee upon disposition of shares acquired through the exercise of the option depends on how long the shares have been held and whether such shares were acquired by exercising an NSO or an ISO. Generally, there are no Federal income tax consequences to Centex in connection with a disposition of shares acquired under an option except that Centex may be entitled to a deduction in the case of the disposition of shares that might be acquired upon the exercise of an ISO before the holding periods have been satisfied. The grant of Restricted Stock will not result in income to the participant or in a deduction for Centex for Federal income tax purposes, since the shares are subject to a restriction constituting a "substantial risk of forfeiture" as defined in the Code. Unless the participant elects to be taxed at the time he or she receives the Restricted Stock, such participant will generally realize taxable compensation income when the restrictions lapse. The amount of such income will be the fair market value of the shares on the date of such lapse of restrictions (or on the date of the grant if the participant elects to be taxed at that time). Dividends paid on the shares of Restricted Stock during the restricted period will also constitute taxable compensation income to the participant when received by the participant. Centex will be entitled to a tax deduction to the extent, and at the time, the participant realizes compensation income.

    In order for the amounts described above to be deductible by Centex, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability of Centex to obtain a deduction for future payments under the 1987 Plan could also be limited by Section 280G of the Code, which prevents the deductibility of certain excess parachute payments made in connection with a change of control of an employer. The ability of Centex to obtain a deduction for amounts paid under the 1987 Plan could also be affected by Section 162(m) of the Code, which limits the deductibility, for Federal income tax purposes, of compensation paid to certain employees of Centex in excess of $1 million with respect to any such employee during any taxable year. However, certain exceptions apply. It is intended that the approval of the 1987 Plan, as amended, by the Centex stockholders will satisfy certain of the requirements for such exception, and that Centex will be able to comply with the requirements of the Code and Treasury Regulation Section 1.162-27 with the respect to the grant of awards under the 1987 Plan so as to be eligible for the performance-based exception. However, it may not be possible in all cases to satisfy all of the requirements for the exception and Centex may, in its sole discretion, determine that in certain cases it is in its best interest to not satisfy all of the requirements for the performance-based exception.

    The preceding discussion is only a general summary of certain Federal income tax consequences arising from participation in the 1987 Plan and should not be used for a determination of an individual's unique tax situation. It is suggested that the individual consult with a tax advisor regarding the application of Federal, state and local tax laws to his or her particular situation.

RECOMMENDATION AND REQUIRED AFFIRMATIVE VOTE

    The Board of Directors unanimously recommends a vote FOR the following resolution which will be presented at the meeting:

     "RESOLVED, that the 1987 Plan, as amended, be, and it hereby is, ratified, confirmed and approved."

    The affirmative vote of the holders of record of a majority of the outstanding shares of Centex Common Stock present in person or by proxy and entitled to vote thereon at the Annual Meeting is required to approve the 1987 Plan, as amended. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the 1987 Plan, as amended.

                             EXECUTIVE COMPENSATION

    The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of Centex and the four other most highly compensated executive officers of Centex.
                           Summary Compensation Table

                                                                                    Long Term
                                                                                   Compensation
                                                                                   ------------
                                             Annual Compensation                      Awards
                                 -----------------------------------------         ------------
                                                                                   Securities
                                                                                   Underlying
     Name and                    Fiscal                                             Options/                 All Other
Principal Position                Year        Salary ($)      Bonus ($)(1)          SARs (#)             Compensation ($)(2)
- ------------------               ------       ----------      ------------         ------------          -------------------
LAURENCE E. HIRSCH,               1996         $530,000         $400,000              --                     $52,904
  Chairman of the Board           1995          515,000          275,000              --                      50,712
  and Chief Executive Officer     1994          490,000          416,500              --                      25,105

DAVID W. QUINN,                   1996         $335,000         $500,000           100,000                   $33,384
  Vice Chairman of the Board      1995          325,000          235,000              --                      31,693
  and Chief Financial Officer     1994          310,000          262,500              --                      25,083

WILLIAM J GILLILAN III,           1996         $386,500        $  50,000              --                     $38,652
  President and Chief             1995          375,000          200,000              --                      36,806
  Operating Officer               1994          360,000          305,000              --                      25,221

TIMOTHY R. ELLER,                 1996         $340,000         $175,000              --                     $34,012
  President and Chief             1995          325,000          250,000              --                      31,815
  Executive Officer of Centex     1994          310,000          225,000              --                      25,221
  Real Estate Corporation

RAYMOND G. SMERGE,                1996         $222,500         $160,000              --                     $22,311
  Vice President, Chief           1995          215,500          130,000              --                      20,912
  Legal Officer and Secretary     1994          205,000          165,000              --                      22,008

- ------------------------
   (1) Cash bonuses for services rendered in fiscal years 1996, 1995 and 1994 have been listed in the year earned, but were actually paid in the following fiscal year.

   (2) The compensation reported represents Centex contributions to, and forfeitures allocated to, the account of the recipient under the Profit Sharing Plan in all fiscal years and contributions to the account of the recipient pursuant to the Supplemental Executive Retirement Plan of Centex (the "SERP"), an unfunded, non-qualified plan for certain executives of Centex in fiscal years 1996 and 1995 (see "Report of Compensation Committee and Stock Option Committee on Executive Compensation"). All of such amounts are fully vested in the
         recipient.   The compensation for the named executive officers for
         fiscal years 1996 and 1995, respectively, also includes contributions accrued pursuant to the SERP in the following amounts: Mr. Hirsch -- $38,000 and $36,500; Mr. Quinn -- $18,500 and $17,500; Mr. Gillilan
         -- $23,650 and $22,500; Mr. Eller -- $19,000 and $17,500; and Mr.
         Smerge -- $7,250 and $6,550.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

                                                                                      POTENTIAL REALIZABLE VALUE
                                                                                      AT ASSUMED ANNUAL RATES OF
                                                                                       STOCK PRICE APPRECIATION
                              INDIVIDUAL GRANTS                                             FOR OPTION TERM
- ---------------------------------------------------------------------------------     --------------------------
                        Number of        % of Total
                       Securities       Options/SARs
                       Underlying        Granted to       Exercise
                      Options/SARs        Employees        Price       Expiration
     Name              Granted (#)      in Fiscal Year     ($/Sh)         Date          5% ($)        10% ($)
- -----------------     ------------      --------------    --------     ----------     ----------     -----------
David W. Quinn           100,000            58.8%        $27.875(2)      5/14/05      $1,753,044     $4,442,557


- ------------------
   (1) Amounts set forth in the table reflect the number and value of shares and options only, as Centex has issued no stock appreciation rights ("SARs").

   (2) This option was granted "at market" on the date of grant under the 1987 Plan on May 15, 1995 and becomes exercisable based upon the achievement by Centex of certain financial performance goals and vests, in any event, three months prior to the expiration of such option. See "Proposal to Approve the Amended Centex Corporation 1987 Stock Option Plan" for a description of the 1987 Plan.


             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                       AND FY-END OPTION/SAR VALUES(1)


                                                                 NUMBER OF
                                                                 SECURITIES                         VALUE OF
                                                                 UNDERLYING                        UNEXERCISED
                                                                 UNEXERCISED                       IN-THE-MONEY
                                                                 OPTIONS/SARS                      OPTIONS/SARS
                             SHARES        VALUE                 AT FY-END (#)                   AT FY-END ($) (4)
                           ACQUIRED ON    REALIZED       ----------------------------   -----------------------------------
     NAME                  EXERCISE (#)   ($) (2)        EXERCISABLE    UNEXERCISABLE   EXERCISABLE (5)   UNEXERCISABLE (6)
- ----------------           ------------  ---------       -----------    -------------   ---------------   -----------------
Laurence E.  Hirsch            --        $     --           41,280(3)        78,720        $  763,680       $1,456,320

David W.  Quinn                --              --           40,640          139,360           800,590        1,040,660

William J Gillilan III       51,000         782,813        193,148          106,852         4,895,088        2,492,412

Timothy R. Eller             15,000         271,975        113,864           35,336         2,758,284          840,416

Raymond G.  Smerge            4,000          87,500          5,128            7,872           107,056          145,632


- ------------------------
   (1) Amounts set forth in the table reflect the number and value of shares and options only, as Centex has issued no SARs.

   (2) Includes a cash bonus paid to the following executive upon the exercise of certain stock options: Mr. Smerge -- $18,500.

   (3) Does not include 200,000 shares of Centex Common Stock issuable to Mr. Hirsch upon conversion of a Centex debenture in the principal amount of $2,100,000 (see "Certain Transactions").

   (4) Represents the difference between the closing price of Centex Common Stock on March 31, 1996 of $31.00 per share and the exercise price of such options and includes maximum cash bonuses payable in connection with the exercise of such options at the time of exercise as described in footnotes 5 and 6 below.

   (5) Amounts include the following maximum cash bonuses payable in connection with the exercise of stock options at the time of exercise:
         Mr. Hirsch  -- $190,920; Mr. Quinn -- $164,210; Mr. Gillilan --
         $1,083,458; Mr. Eller -- $719,894; and Mr. Smerge -- $17,780.

   (6) Amounts include the following maximum cash bonuses payable in connection with the exercise of stock options at the time of exercise:
         Mr. Hirsch -- $364,080; Mr. Quinn -- $182,040; Mr. Gillilan --
         $654,042; Mr. Eller -- $221,306; and Mr. Smerge -- $36,408.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

   During the last fiscal year the Compensation Committee was composed of Mr. Cook (as Chairman), Mr. Murchison and Mr. Pistor, and the Stock Option Committee was composed of Mr. Pistor (as Chairman), Mr. Murchison and Mr. Stoffel.

REPORT OF COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE ON EXECUTIVE COMPENSATION

   The Compensation Committee of the Board provides advice and recommendations to the Board of Directors concerning the salaries and bonuses of the officers of Centex. The Board of Directors approves those salaries and bonuses. The Stock Option Committee of the Board administers the stock option plans and is specifically authorized under the 1987 Plan to grant options to officers and other key employees of Centex and its subsidiaries. Each of these committees is comprised of three independent, non-employee directors. This report describes the policies and principles which shape the structure of Centex's executive compensation program.

   Centex's executive compensation program is structured to achieve the following objectives:

   - to attract, retain and motivate highly qualified, energetic and talented executives;

   - to create an incentive to increase stockholder returns by establishing a direct and substantial link between individual compensation and certain financial measures which have a direct effect on stockholder values; and

   - to create substantial long-term compensation opportunities for individual executive officers based not only on long-term corporate performance but also on sustained long-term individual performance.

   To achieve its compensation objectives, Centex has structured an executive compensation program using a combination of short-term and long-term elements:
(i) annual salary, (ii) annual bonus, and (iii) long-term incentive compensation in the form of stock options and, in some cases, related contingent performance bonuses. In addition, the executive officers of Centex are eligible to receive other benefits such as medical benefits and Profit Sharing Plan contributions which are generally available to employees of Centex and contributions under Centex's SERP which are accrued for the named executive officers and certain other Centex executives.

   In structuring the specific components of executive compensation, Centex is guided by the following principles:

   - annual compensation should be set within reasonable ranges of the annual compensation for similar positions with similarly-sized and types of companies which engage in one or more of the principal businesses in which Centex engages;

   - bonus payments should vary with the individual's performance and Centex's financial performance; and

   - a significant portion of compensation should be in the form of long-term incentive compensation which aligns the interests of executives with those of the stockholders and which creates rewards for long-term sustained company performance and the achievement of Centex's strategic objectives.

   Base Salary

   The Compensation Committee is responsible for recommending the base salary levels for the five named executive officers. In developing salary amounts for fiscal year 1996, the Compensation Committee reviewed the salaries for similar positions in similarly-sized companies which engage in one or more of the principal businesses of Centex: homebuilding, mortgage banking and contracting and construction services. Included within the survey were those companies (other than Centex) which comprise the S&P Home Building Index in the Cumulative Total Stockholder Return graph on page 17. The Compensation Committee confirmed that the base salaries of the named executives were consistent with its objective of setting base salaries within reasonable ranges for similar positions in competitive companies. In setting base salary levels the Compensation Committee also considers the executive's experience level and potential for significant contributions to Centex's profitability. After completing its review and decision-making process, the Compensation Committee submitted its decision as to base salary levels to the entire Board of Directors, which confirmed the Compensation Committee's decision.

   Incentive Bonus

   The Compensation Committee is also responsible for developing recommendations for the incentive bonuses awarded to the named executives at the end of each fiscal year. The annual incentive bonus program for the executive officers has been structured to create financial incentives and rewards which are directly related to corporate performance during the fiscal year. In particular, the Compensation Committee weighs heavily certain financial measurements that are directly related to stockholder returns such as net earnings, earnings growth, return on equity and other factors. The Compensation Committee also considers the contribution of each individual executive officer to Centex's performance and to its strategic position. The bonus paid to Mr. Quinn reflects to a large degree the pivotal role he played in the acquisition of Vista Properties, Inc., a strategic move which the Board of Directors envisions will significantly enhance the profitability of Centex.

   Long-term Compensation

   Consistent with Centex's effort to increase the proportion of management compensation which is tied to Centex's performance, the Stock Option Committee of the Board of Directors has structured certain of its stock option programs to link the vesting of stock option grants to the achievement by Centex (or a certain business group within Centex) of certain specific performance targets during the ten years following the stock option grant. Generally, under the terms of the stock options issued in recent years, the number of shares that "vest" or which become exercisable by the optionee depends upon the achievement of specific operational or financial goals by the business group or groups with which the optionee is associated. These operational and financial goals are customized for each of the business groups within Centex (for example, "return on net assets" for the homebuilding division, "average contribution per loan" for the mortgage banking division, "return on revenues" for the contracting and construction services division and "return on equity" for the corporate division) and are structured to reward the optionee for superior long-term operating performance of the business group with which the optionee is associated. Failure to meet the specified goals results in those shares not "vesting or becoming exercisable" until near the end of the full ten-year term. The Stock Option Committee believes that these programs properly align the interests of Centex's officers and managers with the interests of the stockholders by linking a majority of their long-term compensation with goals that have a direct and positive effect on stockholder value. The Stock Option Committee granted options to only one executive officer during fiscal year 1996, which options vest based upon the achievement by Centex of certain financial goals. See "Executive Compensation-- Option Grants in Last Fiscal
Year".   Since fiscal year 1992, all of the stock options granted by the Stock
Option Committee to its named executive officers were granted under performance programs.

   Centex has also granted contingent performance bonuses to certain of its officers and key employees, although the most recent grant of contingent performance bonuses to any of the named executive officers occurred in fiscal year 1992. Generally, these bonuses vest at the same time and in the same proportion as the performance stock options' specific performance targets are achieved. The vested amounts of most performance bonuses are payable whenever and to the extent that a recipient exercises options which have vested by the achievement of performance goals. Generally, any portion of the contingent bonus not vested at the end of the ten-year term as a result of the business group not achieving the specific performance targets will be canceled.

   In fiscal year 1995, the Centex Board approved the SERP for certain employees participating in the Profit Sharing Plan. Pursuant to the Code, the Internal Revenue Service sets a limit (currently $150,000) on the amount of annual compensation which may be considered in determining, for the account of an eligible participant, Centex's contribution to the Profit Sharing Plan. The SERP was established to eliminate the adverse treatment higher salaried employees receive under such rule by funding balances for each participant in an amount equal to the additional contribution which he or she would have received under the Profit Sharing Plan had 100% of his or her annual salary been eligible for a profit sharing contribution. Contributions accrued under the SERP for the benefit of the named executive officers vest under the same terms and conditions as the Profit Sharing Plan. Bonuses paid to participants are not included in making calculations for contributions made or accrued to recipients' accounts under either the Profit Sharing Plan or the SERP.

   In accordance with recently enacted Federal income tax legislation, beginning in 1994, the Internal Revenue Service limited the deductibility for Federal income tax purposes of certain executive compensation payments in excess of $1 million. The Compensation Committee believes that income received upon the exercise of options under Centex's stock option plans will be deductible for Federal income tax purposes. The Compensation Committee is developing guidelines in the event that compensation, excluding any income received upon the exercise of options, exceeds such $1 million threshold in the future. The Compensation Committee will continue to review this matter and will take such additional appropriate action in the future as it determines to be advisable.

   CEO Compensation

   The Chief Executive Officer of Centex participates in the same compensation programs as the other executive officers with each component of his compensation determined by the Compensation Committee according to the same criteria. The base salary of the Chief Executive Officer in effect for fiscal year 1996 was consistent with the Compensation Committee's salary range guidelines and objectives for all officers. The bonus paid to Mr. Hirsch was substantially larger than the bonus paid to Mr. Hirsch last year, even though corporate net earnings were flat, because Mr. Hirsch played a key role in the negotiations for and acquisition of Vista Properties, Inc., and is a principal participant in determining Centex's strategic direction, which is critically important to its future. Even with this bonus, the total compensation paid to Mr. Hirsch for fiscal year 1996 was less than that paid to Chief Executive Officers of competitors whose revenues were appreciably less than Centex's revenues.

COMPENSATION COMMITTEE                             STOCK OPTION COMMITTEE
- ----------------------                             ----------------------
Dan W. Cook III, Chairman                          Charles H. Pistor, Chairman
Clint W. Murchison, III                            Clint W. Murchison, III
Charles H. Pistor                                  Paul T. Stoffel


PERFORMANCE GRAPH

   The following graph compares the yearly change in the cumulative total stockholder return on Centex Common Stock during the five fiscal years ended March 31, 1996 with the S&P 500 Index and the S&P Home Building Index. The comparison assumes $100 was invested on March 31, 1991 in Centex Common Stock and in each of the foregoing indices, and assumes reinvestment of dividends.

           COMPARATIVE FIVE YEAR CUMULATIVE TOTAL STOCKHOLDER RETURN


========================================================================
                             1991       1992   1993   1994   1995   1996
========================================================================
Centex Corporation           $100       $143   $188   $184   $146   $188
- ------------------------------------------------------------------------
S & P 500 Index              $100       $111   $128   $130   $150   $198
- ------------------------------------------------------------------------
S & P HB Index               $100       $151   $167   $175   $131   $165
========================================================================




                                    [GRAPH]


SECTION 16(A) COMPLIANCE

   Section 16(a) of the Exchange Act, requires Centex directors and officers, and persons who beneficially own more than 10% of a registered class of Centex's equity securities, to file initial reports of ownership, reports of changes in ownership and annual reports of ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish Centex with copies of all Section 16(a) forms they file with the SEC.

   Based solely on its review of the copies of such forms received by it with respect to fiscal year 1996, or written representations from certain reporting persons, Centex believes that all filing requirements required by Section 16(a) for fiscal year 1996 applicable to its directors, officers and persons who beneficially own more than 10% of a registered class of Centex's equity securities have been complied with.


                              CERTAIN TRANSACTIONS

   In July 1988, the Centex Board of Directors approved a five-year employment agreement with Mr. Seegers. The agreement was to ensure the continued availability of Mr. Seegers' services to Centex which he has served in various executive capacities for over 30 years. In July 1991, the term of Mr. Seegers' employment agreement was extended for a period of two years to provide for his continued engagement through January 1995. Since his resignation as Chairman of the Board in July 1991, Mr. Seegers has continued to serve Centex as the Chairman of the Executive Committee and as a consultant. On February 1, 1995, Centex and Mr. Seegers entered into a consulting agreement to replace his amended employment agreement. Under the consulting agreement, Mr. Seegers will receive $215,000 per year through January 31, 1997. In addition, Mr. Seegers continues to be eligible for and receives certain fringe benefits available to executives of Centex.

   In 1991, the Centex Board of Directors also approved executive employment agreements with Messrs. Hirsch, Gillilan and Quinn. Each of these agreements provides for a term which at all times has a remainder of two years, for discretionary bonuses and certain other fringe benefits and for the payment of two years base salary from the date of termination if the executive's employment is terminated for any reason other than cause or if the executive voluntarily resigns within two years after the occurrence of a change in control of Centex. These agreements further provide for the following minimum annual base salaries, commencing April 1, 1996: Mr. Hirsch -- $550,000; Mr. Quinn -- $425,000; and Mr. Gillilan -- $402,000.

   In May 1985, Centex approved the issuance and sale to Mr. Hirsch of a Centex debenture in the principal amount of $2,100,000. The debenture was to mature in March 1995. During such month, Centex and Mr. Hirsch amended the terms of the debenture to extend its maturity date from March 1995 to March 2000. The debenture bears interest at a fluctuating rate equal to the lesser of the rate of interest on the bank loan described below or the highest lawful rate that Centex may pay. The debenture is subordinated to all senior debt of Centex and is convertible into 200,000 shares of Centex Common Stock at a price of $10.50 per share (the closing price of a share of Centex Common Stock on the New York Stock Exchange on May 6, 1985, as adjusted for the two-for-one stock split of Centex Common Stock effected in August 1992). Centex guaranteed a bank loan made to Mr. Hirsch in an amount necessary to purchase the debenture. The loan term is for as long as the debenture remains outstanding. The note evidencing Mr. Hirsch's indebtedness made under this bank loan permits Mr. Hirsch to elect an interest rate from time to time equal to either the prime rate of NationsBank of Texas, N.A. or the London Interbank Offered Rate plus 1 1/2%.

   Centex has engaged Goldman, Sachs & Co. to provide certain financial advisory services to Centex during fiscal year 1997. Mr. Dan W. Cook III, a director of Centex, is a limited partner of Goldman, Sachs & Co.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

   Arthur Andersen LLP acted as Centex's independent public accountants for the fiscal year ended March 31, 1996 and has served as Centex's independent public accountants since 1971. Centex's independent public accountants are selected annually by the Board of Directors at its meeting held immediately following the annual meeting of stockholders. It is anticipated that the Board of Directors will select Arthur Andersen LLP as Centex's independent public accountants for the current year.

   Representatives of Arthur Andersen LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

                             STOCKHOLDER PROPOSALS

   Centex's 1997 annual meeting of stockholders is scheduled to be held on July 24, 1997. In order to be considered for inclusion in Centex's proxy material for that meeting, stockholder proposals must be received at Centex's executive offices, addressed to the attention of the Secretary, not later than February 3, 1997.

                                   FORM 10-K

   STOCKHOLDERS ENTITLED TO VOTE AT THE MEETING MAY OBTAIN A COPY OF CENTEX'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1996, INCLUDING THE FINANCIAL STATEMENTS, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, UPON REQUEST TO CENTEX CORPORATION, ATTENTION:
RAYMOND G. SMERGE, SECRETARY, 3333 LEE PARKWAY, DALLAS, TEXAS 75219.


                                        By Order of the Board of Directors


                                                RAYMOND G. SMERGE
                                        Vice President, Chief Legal Officer
                                                  and Secretary

Dallas, Texas
June 5, 1996

                            3333 HOLDING CORPORATION
                                3333 LEE PARKWAY
                              DALLAS, TEXAS 75219


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 25, 1996




To The Stockholders:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of 3333 Holding Corporation, a Nevada corporation ("Holding"), will be held in the auditorium of the Dallas Museum of Art, 1717 North Harwood in the City of Dallas, Texas, on Thursday, July 25, 1996, at 10:00 A.M. (C.D.T.) for the following purposes:

   1. To elect a Board of three directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

   2. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The Board of Directors has fixed the close of business on May 28, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting. The transfer books will not be closed.

    You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting in person, you are urged to promptly sign, date and mail the accompanying form of Holding proxy, so that your Holding shares may be represented and voted at the meeting. Your Holding proxy will be returned to you if you should attend the meeting and request such return.


                                        By Order of the Board of Directors


                                                 RAYMOND G. SMERGE
                                                     Secretary



Dallas, Texas
June 5, 1996



    PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF 3333 HOLDING CORPORATION AND CENTEX CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.

                            3333 HOLDING CORPORATION

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 25, 1996

                                  INTRODUCTION

    The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the Board of Directors of 3333 Holding Corporation, a Nevada corporation ("Holding"), for use at the Annual Meeting of Stockholders of Holding to be held on July 25, 1996, and at any adjournment thereof. The mailing address of the executive offices of Holding is 3333 Lee Parkway, Dallas, Texas 75219. The approximate date on which this proxy statement and accompanying proxy were first sent to stockholders was on or about June 5, 1996.

PURPOSES OF THE MEETING

    At the meeting, action will be taken upon the following matters:

         (1) Election of a Board of three directors, each to hold office until the next annual meeting of stockholders or until his successor shall have been elected and qualified.

         (2) Such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors of Holding does not know of any matter that may be acted upon at the meeting other than the matter set forth in item (1) above.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS OF HOLDING RECOMMENDS A VOTE FOR ELECTION OF THE THREE NOMINEES FOR DIRECTOR OF HOLDING NAMED IN THE ACCOMPANYING HOLDING PROXY.

                               TANDEM SECURITIES

    On November 30, 1987, Centex Corporation, a Nevada corporation ("Centex"), distributed as a dividend to its stockholders (through a nominee, the "Nominee") all of the 1,000 issued and outstanding shares of Holding common stock, par value $ .01 per share ("Holding Common Stock"), and all of the 900 issued and outstanding warrants (the "Stockholder Warrants") to purchase Class B Units of limited partnership interest in Centex Development Company, L.P., a Delaware limited partnership ("CDC"). 3333 Development Corporation, a Nevada corporation and a wholly owned subsidiary of Holding ("Development"), is the general partner of CDC.

    The Nominee holds the Stockholder Warrants and shares of Holding Common Stock on behalf of and for the benefit of persons who are from time to time the holders of the common stock, par value $.25 per share ("Centex Common Stock"), of Centex ("Centex Stockholders"). Each Centex Stockholder owns a beneficial interest in the Holding Common Stock and the Stockholder Warrants that the total number of shares of Centex Common Stock held by such stockholder bears to the total number of shares of Centex Common Stock outstanding from time to time. This beneficial interest of the Holding stockholders is not represented by a separate certificate or receipt. Instead, each Centex Stockholder's beneficial interest in such pro rata portion of the shares of Holding Common Stock and the Stockholder Warrants is represented by the certificate or certificates evidencing such Centex Stockholder's Centex Common Stock, and is currently tradeable only in tandem with, and as a part of, each such Centex Stockholder's

Centex Common Stock. These restrictions on transfer are imposed by the terms of a nominee agreement (the "Nominee Agreement") among Centex, Holding, CDC and the Nominee. Centex Common Stock certificates issued after the date of the Nominee Agreement bear a legend referring to the restrictions on transfer imposed thereby.

    PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF 3333 HOLDING CORPORATION AND CENTEX CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.

                             RECORD DATE AND VOTING

    The record date for the determination of stockholders entitled to notice of and to vote at the meeting is the close of business on May 28, 1996. On the record date, the issued and outstanding capital stock of Holding entitled to vote at the meeting consisted of 1,000 shares of Holding Common Stock. See "Tandem Securities".

    Each share of Holding Common Stock is entitled to one vote upon the election of directors and each other matter that may be properly brought before the meeting or any adjournment thereof. Neither the Articles of Incorporation nor the By-laws of Holding provide for cumulative voting rights. The presence at the meeting, in person or by proxy, of a majority of the outstanding shares of Holding Common Stock is necessary to constitute a quorum.

    Shares represented by valid proxies will be voted at the meeting in accordance with the directions given. If the proxy card is signed and returned without any direction given, the shares will be voted for election of the directors named in the proxy. The Board of Directors does not intend to present, and has no information that others will present, any business at the meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders of Holding. However, if other matters requiring the vote of stockholders come before the meeting, it is the intention of the persons named in the accompanying form of Holding proxy to vote the proxies held by them in accordance with their best judgment in such matters. Any stockholder of Holding has the unconditional right to revoke his or her Holding proxy at any time prior to the voting thereof by submitting a later dated proxy, attending the meeting and voting in person or by written notice to Holding addressed to Raymond G. Smerge, Secretary, 3333 Holding Corporation, 3333 Lee Parkway, Dallas, Texas 75219; however, no such revocation shall be effective until such notice of revocation has been received by Holding at or prior to the meeting.

    The cost of solicitation of proxies for the meeting will be borne by Centex. Solicitation may be made by mail, personal interview, telephone and/or telegraph by officers of Holding or by officers and other employees of Centex, who will receive no additional compensation therefor. See "Executive Compensation". To aid in the solicitation of proxies, the firm of Georgeson & Company Inc. has been retained by Centex and will be paid by Centex a fee of approximately $10,000 plus out-of-pocket expenses. See "Tandem Securities". Centex will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners.

                        SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information as of May 28, 1996 with respect to the beneficial ownership of the equity securities of Holding by each director, nominee for election to the Board of Directors and executive officer named in the Summary Compensation Table under "Executive Compensation", individually itemized, all directors and officers of Holding as a group, and any person known to Holding to be the beneficial owner of more than 5% of any class of Holding's voting securities. Except as otherwise indicated, all Holding Common Stock is owned directly, and the owner thereof has the sole voting and investment power with respect thereto.

                                                         NUMBER OF SHARES
                                                            OF HOLDING
                                                           COMMON STOCK                      PERCENT
           NAME OF BENEFICIAL OWNER*                   BENEFICIALLY OWNED (1)              OF CLASS (1)
           -------------------------                   ----------------------              ------------
 Joseph J.  Arcisz   . . . . . . . . . . . .                    --                              **

 J. Stephen Bilheimer  . . . . . . . . . . .                    --                              **

 Josiah O. Low, III  . . . . . . . . . . . .                    --                              **

 Roger D. Sefzik . . . . . . . . . . . . . .                    --                              **

 David M. Sherer . . . . . . . . . . . . . .                    --                              **

 All directors and executive officers
    as a group (5 persons) . . . . . . . . .                    --                              **

 Centex Corporation (2)  . . . . . . . . . .                    100                            9.10%

 FMR Corp. (3) . . . . . . . . . . . . . . .                    147                           14.68%

 The Prudential Insurance Company of
    America (4)  . . . . . . . . . . . . . .                    65                             6.50%


 -----------------------
 * The address of any person who is the beneficial owner of more than 5% of a class of Holding's voting securities is footnoted.

**  Less than 1%.

    (1) Record title to the Holding Common Stock is held by the Nominee for the benefit of Centex Stockholders pursuant to the Nominee Agreement. See "Tandem Securities". However, the Nominee has no power to vote (absent instruction) or to direct the investment of the Holding Common Stock. The number of shares of Holding Common Stock listed as being beneficially owned has been rounded to the nearest whole share.

    (2) Centex, whose address is 3333 Lee Parkway, Dallas, Texas 75219, owns beneficially and of record warrants (the "Centex Holding Stock Warrants") to purchase 100 shares of Holding Common Stock (subject to an adjustment) at an exercise price of $800 per share (subject to adjustment). The shares of Holding Common Stock, which may be acquired upon the exercise of the Centex Holding Stock Warrants as of the date when the Stockholder Warrants become exercisable, which date Centex may indirectly determine in its discretion, are not outstanding but are included as "beneficially owned" pursuant to the rules and regulations of the Securities and Exchange Commission. However, it has been assumed in connection with the disclosure of such beneficial ownership that (i) the Centex Holding Stock Warrants are not subdivided or combined and (ii) the Holding Common Stock is not subdivided and a stock dividend or stock split with respect to the Holding Common Stock has not occurred, prior to the exercise of the Centex Holding Stock Warrants.

    (3) Based solely upon information contained in the Schedule 13G/A (Amendment No. 9) of FMR Corp., 82 Devonshire St., Boston, MA 02109, filed with the Securities and Exchange Commission (the "SEC") on February 12, 1996 reporting the beneficial ownership of 4,169,447 shares of Centex Common Stock (approximately 147 shares of Holding Common Stock) as of December 31, 1995 (the "FMR 13G"). According to the FMR 13G, such number includes 12,384 shares of Centex Common Stock (approximately .44 shares of Holding Common Stock) over which FMR Corp. had the sole power to vote or direct the vote and 4,169,447 shares over which FMR Corp. had sole dispositive power.

    (4) Based solely upon information contained in the Schedule 13G/A, (Amendment No.1) of The Prudential Insurance Company of America ("Prudential"), Prudential Plaza, Newark, New Jersey 07102-3777, filed with the SEC on February 2, 1996 reporting the beneficial ownership of 1,845,400 shares of Centex Common Stock (approximately 65 shares of Holding Common Stock) as of December 31, 1995 (the "Prudential 13G"). According to the Prudential 13G, such number includes 318,000 shares of Centex Common Stock (approximately 11.2 shares of Holding Common Stock) over which Prudential had sole voting or dispositive voting power, 1,481,700 shares of Centex Common Stock (approximately 52.2 shares of Holding Common Stock) over which Prudential had shared voting power and 1,526,700 shares of Centex Common Stock (approximately 53.7 shares of Holding Common Stock) over which Prudential had shared dispositive power.


                             ELECTION OF DIRECTORS

    In accordance with the By-laws of Holding, the Board of Directors has established the number of directors to be elected at the meeting at three, which shall constitute the entire Board of Directors. Unless contrary instructions are indicated on the proxy, it is intended that the shares represented by the accompanying Holding proxy will be voted for the election of the three nominees for director named below or, if any of such nominees should become unavailable, which is not anticipated, for such substitute nominee as the Board of Directors shall designate. Each director will hold office until the next annual election of directors or until his successor shall have been elected and qualified, subject to removal by the vote of the holders of not less than two-thirds of the outstanding shares of Holding Common Stock. A plurality of votes cast at the annual meeting, in person or by proxy, is required to elect each nominee. The Board recommends that stockholders vote FOR the election of such nominees.

    The three persons named below are the Board's nominees for election as directors at the meeting. All the persons named below are currently directors of Holding and were elected as such by the stockholders at the 1995 annual meeting of stockholders. The information appearing in the following table respecting the nominees for director has been furnished to Holding by the respective nominees.

                                                    POSITIONS AND                                  BOARD
                                                     OFFICES WITH             DIRECTOR           COMMITTEE
                  NAME AND AGE                         HOLDING                  SINCE            MEMBERSHIP
                  ------------                     ---------------           ----------          ----------
 J. Stephen Bilheimer, 64  . . . . . . . . .        President (1)               1989                 --

 Josiah O. Low, III, 57  . . . . . . . . . .           None (2)                 1987                Audit

 David M. Sherer, 59 . . . . . . . . . . . .           None (3)                 1987                Audit


- ------------------------
   (1) Mr. Bilheimer has been President of Holding and President of Development, the general partner of CDC, since 1987 and has also held various executive positions with Centex's homebuilding subsidiaries since 1966. Mr. Bilheimer is also a director of Development.

   (2) Mr. Low has been Managing Director of Donaldson, Lufkin & Jenrette Securities Corporation since February 1985. Mr. Low is also a director of Development.

   (3) Mr. Sherer has been President of David Sherer and Associates, Inc., a commercial real estate, investment and brokerage firm, for more than five years. Mr. Sherer is also a director of Development.

BOARD MEETINGS, FEES, COMMITTEES AND ATTENDANCE RECORDS

   During Holding's fiscal year ended March 31, 1996, the Board of Directors held one meeting which was attended by all directors.

         The Board of Directors has an Audit Committee, composed of two directors, neither of whom is an officer or employee of Holding or any of its subsidiaries, which reviews the work of Holding's management and independent auditors pertaining to Holding's financial statements and performs such other duties and functions as are deemed appropriate by the Audit Committee or the Board. During Holding's fiscal year ended March 31, 1996, the Audit Committee held one meeting which was attended by all members. Audit Committee members receive no fee for serving on the committee. The Board of Directors does not have a standing nomination committee.

         Each member of the Board of Directors who is neither an officer nor an employee of Holding or any of its subsidiaries or of Centex or any of its subsidiaries receives a retainer of $8,000 per year. In addition, Holding reimburses the directors for the reasonable expenses incurred in attending directors and committee meetings.


                             EXECUTIVE COMPENSATION

         Neither Holding nor Development has any full time employees. The directors and executive officers of Holding, who hold the same directorships and offices in Development, perform all executive management functions for Holding and Development. Services required by Holding and CDC in their operations are also provided pursuant to a services agreement and a management agreement, respectively. See "Certain Transactions". The executive officers of Holding did not receive any remuneration from Holding, Development or CDC for the fiscal year ended March 31, 1996. Directors of Holding who are neither officers nor employees of Holding, Centex or any of their subsidiaries receive compensation from Holding in the form of director's fees. See "Election of Directors -- Board Meetings, Fees, Committees and Attendance Records". During the 1996 fiscal year, each executive officer of Holding received remuneration in the form of cash and incentive compensation from Centex or one of its subsidiaries in his capacity as a director, officer or employee thereof.

         During fiscal year 1996, J. Stephen Bilheimer, President of Holding, and Roger D. Sefzik, Vice President and Treasurer of Holding devoted a majority of their time and attention to the management of Holding and its subsidiary. Between March 10, 1995 and February 15, 1996, Joseph J. Arcisz, served as a Vice President of Holding. Messrs. Bilheimer, Sefzik and Arcisz, who were the only executive officers of Holding during fiscal year 1996, provided such services to Holding and its subsidiary on behalf of and in their capacities as officers and employees of Centex Service Company, a Nevada corporation and a wholly owned subsidiary of Centex ("CSC"), pursuant to the management agreement described above and were compensated by CSC. The following table sets forth the cash and noncash compensation for each of the last three fiscal years (or such shorter period of time during which such person was an officer of Holding) awarded to or earned by the Chief Executive Officer and the other most highly compensated executive officers of Holding.

                          Summary Compensation Table

                                                         Annual Compensation
           Name and                Fiscal           ---------------------------------          All Other
      Principal Position            Year            Salary ($)          Bonus ($) (1)     Compensation ($) (2)
      ------------------           ------           ----------          -------------     --------------------
 J. STEPHEN BILHEIMER,              1996              $218,000             $60,000               $53,657
   President                        1995               212,000              45,000                53,986
                                    1994               206,000              55,000                56,953

 ROGER D. SEFZIK,                   1996              $101,600             $45,000               $10,150
   Vice President and               1995                97,700              20,000                 9,308
   Treasurer                        1994                94,100              15,000                10,097

 JOSEPH J.  ARCISZ,(3)              1996              $124,020             $60,000               $12,734
   Vice President

- -------------
   (1) Cash bonuses for services rendered in fiscal years 1996, 1995 and 1994 have been listed in the year earned, but were actually paid in the following fiscal year.

   (2) Except as noted below, amounts represent Centex contributions to, and forfeitures allocated to, the account of the recipient under the Profit Sharing and Retirement Plan of Centex Corporation, a defined contribution plan. All of such amount is fully vested in the recipient. The compensation for Mr. Bilheimer for fiscal years 1996 and 1995 also includes a contribution accrued pursuant to the Supplemental Executive Retirement Plan of Centex Corporation in the amounts of $6,800 and $6,200, respectively, which accrued amounts are fully vested in Mr. Bilheimer. Compensation for Mr. Bilheimer for 1996, 1995 and 1994 also includes annual payments made as a result of termination of the Management Security Plan of Centex Corporation in the amounts of $31,992, $33,405 and $34,818, respectively.

   (3) Mr. Arcisz served as a Vice President of Holding between March 10, 1995 and February 15, 1996. Mr. Arcisz is currently a Division President of Centex Real Estate Corporation, a subsidiary of Centex.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                       AND FY-END OPTION/SAR VALUES(1)

                                                                NUMBER OF
                                                                SECURITIES                       VALUE OF
                                                                UNDERLYING                      UNEXERCISED
                                                                UNEXERCISED                    IN-THE-MONEY
                                                                OPTIONS/SARS                   OPTIONS/SARS
                            SHARES           VALUE              AT FY-END (#)                AT FY-END ($) (2)
                          ACQUIRED ON      REALIZED      --------------------------   ----------------------------------
         NAME             EXERCISE (#)        ($)        EXERCISABLE  UNEXERCISABLE   EXERCISABLE (3)  UNEXERCISABLE (4)
   ----------------      -------------   ------------    ------------ -------------   ------------     -----------------
J. Stephen Bilheimer         8,700       $300,563            9,070       11,830          $281,170       $366,730

Roger D. Sefzik               --              --             3,000         --              49,875          --

Joseph J. Arcisz              --              --            13,222        6,378           287,849        142,941


- --------------------
   (1) Amounts set forth in the table reflect the number and value of shares and options only, as Centex has issued no SARs.

   (2) Represents the difference between the closing price of Centex Common Stock on March 31, 1996 of $31.00 per share, and the exercise price of such options and includes maximum cash bonuses payable in connection with the exercise of such options at the time of exercise described in footnotes 3 and 4 below.

   (3) Amounts include the following maximum cash bonuses payable in connection with the exercise of stock options at the time of exercise:
         Mr. Bilheimer - $77,095 and Mr. Arcisz - $83,518.

   (4) Amounts include the following maximum cash bonuses payable in connection with the exercise of stock options at the time of exercise:
         Mr. Bilheimer - $100,555 and Mr. Arcisz - $44,332.

   There were no grants of stock options made during the fiscal year ended March 31, 1996 to any of the named executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

   None of Holding's directors, officers or employees has any relationship requiring disclosure under Item 402(j) of Regulation S-K.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

   Holding does not have a compensation committee, stock option committee or any other committee performing similar functions. Holding's Board of Directors does not make or influence any decision regarding the cash or noncash compensation paid to the executive officers of Holding. Rather, as previously explained, all compensation earned by Holding's executive officers is paid by CSC. See "Executive Compensation". So long as the executive officers of Holding are compensated by CSC or its affiliates, Holding does not intend to provide any other compensation to such individuals. Because Holding cannot influence or affect the amount or form of such compensation paid to Holding's executive officers, no report is provided herein.

PERFORMANCE GRAPH

   As described in "Tandem Securities", the record owner of the 1,000 issued and outstanding shares of Holding Common Stock is the Nominee, who holds such stock pursuant to the Nominee Agreement on behalf of and for the benefit of Centex Stockholders. Thus, each Centex Stockholder owns a beneficial interest in a portion of the 1,000 shares of Holding Common Stock held by the Nominee, which shares are currently tradeable only in tandem with, and as a part of, each such Centex Stockholder's Centex Common Stock. As a consequence of the foregoing and because the beneficial interests in the 1,000 shares of Holding Common Stock do not have any separate ascertainable value, no performance graph is provided herein. Stockholders desiring to review the five-year stock performance of Centex Common Stock are directed to the "Performance Graph" section on page 17 of the Centex Proxy Statement.

SECTION 16(A) COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Holding's directors and officers, and persons who beneficially own more than 10% of a registered class of Holding's equity securities to file initial reports of ownership, reports of changes in ownership and annual reports of ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulation to furnish Holding with copies of all Section 16(a) forms they file with the SEC.

   Based solely on its review of the copies of such forms received by it with respect to fiscal year 1996, or written representations from certain reporting persons, Holding believes that all filing requirements required by Section 16(a) for fiscal year 1996 applicable to its directors, officers and persons who beneficially own more than 10% of a registered class of Holding's equity securities have been complied with.

                              CERTAIN TRANSACTIONS

   Holding entered into a services agreement in May 1987 with Centex Service Company, a wholly owned subsidiary of Centex ("CSC"), whereby CSC agreed to provide certain tax, accounting and other similar services for Holding at a fee of $2,500 per month. Service fees of $30,000 were paid pursuant to this agreement for fiscal year 1996.

   CDC has entered into an agreement with Holding to provide management services to CDC in connection with the development, operation and maintenance of CDC property and other administrative services. Management fees and reimbursable costs totaling $1,295,000 were incurred under this agreement during fiscal year 1996.

   In connection with Holding's acquisition of additional shares of common stock of Development in 1987, Holding borrowed $7,700,000 from Centex pursuant to a secured promissory note (the "Holding Note"). The Holding Note, which had a fluctuating balance during fiscal year 1996, bears interest, payable quarterly, at the prime rate of interest of NationsBank of Texas, N.A. ("NationsBank") plus 1% (9 1/4% at May 24, 1996). As of May 24, 1996, the outstanding principal balance of the Holding Note was $6,135,000. During fiscal year 1996, the maturity of the Holding Note was extended to the earlier to occur of April 1, 1998 (from April 1, 1996) or the last Detachment of

Holding Common Stock and the Stockholder Warrants from Centex Common Stock pursuant to the Nominee Agreement. Interest expense on the Holding Note was $558,000 for fiscal year 1996.

   In 1987, Development loaned $7,700,000 to Centex Real Estate Corporation, a subsidiary of Centex ("CREC"), pursuant to an unsecured promissory note (the "CREC Note") and the related loan agreement. The CREC Note bears interest, payable quarterly, at the prime rate of interest of NationsBank plus 7/8% (9 1/8% at May 24, 1996). As of May 24, 1996, the outstanding principal balance of the CREC Note was $7,700,000. During fiscal year 1996, the maturity of the CREC Note was extended to April 30, 1998 (from April 30, 1996). Fiscal year 1996 interest income on the CREC Note totaled $750,000.

   In fiscal year 1996, CDC sold to CREC certain tracts of land for $4,416,000 and has agreements to purchase an additional 109 lots from CDC.

   CREC has guaranteed a bank line of credit for CDC (currently $5,000,000) to utilize in conjunction with development of lots to be sold to CREC. This line of credit, which had an outstanding balance of $1,373,000 at May 24, 1996, bears interest at LIBOR plus 3/4% (approximately 6 1/4 % at May 24, 1996), and is unsecured.

   CDC owns property in the City of Carrollton, a suburb of Dallas, Texas, which consists of one office and five fabrication-warehouse buildings on approximately 17 acres. CDC leases this property to CREC pursuant to a five-year lease terminating on March 31, 1998. For fiscal year 1996, CDC received rent from CREC for this property in the amount of $200,000.

   In July 1995, at the combined annual meeting of stockholders of Centex and Holding, the Centex stockholders approved the proposal to extend until November 30, 2007 the detachment date of the Holding Common Stock. Also in July 1995, CREC waived cumulative preference accruals owed by CDC to CREC of $37.5 million and agreed to reduce its unrecovered capital in CDC to $47.3 million, which became the new basis for future preference accruals. During the 1996 fiscal year, CDC made capital return payments to CREC of $10 million. At May 24, 1996, unpaid preferred return totaled $2,506,000.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP acted as Holding's independent public accountants for the fiscal year ended March 31, 1996 and has served as independent public accountants for Holding since its incorporation in May 1987. Holding's independent public accountants are selected annually by the Board of Directors at the Board's first meeting held subsequent to the annual meeting of stockholders. It is expected that the Board of Directors will select Arthur Andersen LLP as Holding's independent public accountants for the current year.

    Representatives of Arthur Andersen LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

                             STOCKHOLDER PROPOSALS

    Holding's 1997 annual meeting of stockholders is scheduled to be held on July 24, 1997. In order to be considered for inclusion in Holding's proxy material for that meeting, stockholder proposals must be received at Holding's executive offices, addressed to the attention of the Secretary, not later than February 3, 1997.

                                   FORM 10-K

    STOCKHOLDERS ENTITLED TO VOTE AT THE MEETING MAY OBTAIN A COPY OF HOLDING'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1996, INCLUDING THE FINANCIAL STATEMENTS, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, UPON REQUEST TO 3333 HOLDING CORPORATION,
ATTENTION: RAYMOND G. SMERGE, SECRETARY, 3333 LEE PARKWAY, DALLAS, TEXAS 75219.


                                        By Order of the Board of Directors


                                                 RAYMOND G. SMERGE
                                                     Secretary


Dallas, Texas
June 5, 1996

ANNEX A

                               CENTEX CORPORATION

                             1987 STOCK OPTION PLAN

1.       PURPOSE

         The purpose of this Plan is to assist Centex Corporation, a Nevada corporation, in attracting and retaining as officers and key employees of the Company and its Affiliates, and as non-employee directors of the Company, individuals of training, experience and ability and to furnish additional incentive to such individuals by encouraging them to become owners of Shares of the Company's capital stock, by granting to such individuals Incentive Options, Nonqualified Options, Restricted Stock, or any combination of the foregoing.

2.       DEFINITIONS

         Unless the context otherwise requires, the following words as used herein shall have the following meanings:

                 (a) "Plan" -- This Centex Corporation 1987 Stock Option Plan.

                 (b) "Company" -- Centex Corporation, a Nevada corporation.

                 (c) "Board" -- The Board of Directors of the Company as the same may be constituted from time to time.

                 (d) "Committee" -- The Committee provided for in Section 3 of this Plan, as such Committee may be constituted from time to time.

                 (e) "Share" -- A share of the Company's present twenty-five cents ($0.25) par value common stock and any share or shares of capital stock or other securities of the Company hereafter issued or issuable upon, in respect of or in substitution or in exchange for each present share. Such Shares may be unissued or reacquired Shares, as the Board, in its sole and absolute discretion, shall from time to time determine.

                 (f) "Option" -- An option to purchase one or more Shares of the Company granted under and pursuant to the Plan. Such Option may be either an Incentive Option or a Nonqualified Option.

                 (g) "Optionee" -- An individual who has been granted an Option under this Plan and who has executed a written option Agreement with the Company.

                 (h) "Affiliates" -- Any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, and
         (b) any corporation (other than the Company) in any unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations, other than the Company, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                 (i) "Fair Market Value" -- If a Share is traded on one or more established market or exchanges, the mean of the opening and closing price of the Share in the primary market or exchange on which the Share is traded, and if the Share is not so traded or the Share does not trade on the relevant date, the value determined in good faith by the Board. For purposes of valuing Shares to be made subject to Incentive Options, the Fair Market Value of stock shall be determined without regard to any restriction other than one which, by its terms, will never lapse.

                 (j) "Agreement" -- The written agreement between the Company and the Optionee evidencing the Option granted by the Company and the understanding of the parties with respect thereto.

                 (k) "Incentive Option" -- Stock Options that are intended to satisfy the requirements of Section 422 of the Code and Section 16 of this Plan.

                 (l) "Nonqualified Options" -- Stock Options which do not satisfy the requirements of Section 422 of the Code.

                 (m) "Code" -- The Internal Revenue Code of 1986, as amended from time to time.

                 (n) "Restricted Stock" -- Shares issued pursuant to Section 19 of the Plan.

                 (o) "Act" -- The Securities Exchange Act of 1934, as amended.

                 (p) "Disinterested Person" -- An individual who satisfies the requirements of Rule 16b-3 promulgated under the Act.

3.       ADMINISTRATION

         Except as is herein expressly provided otherwise, the Plan shall be administered by the Board. The selection of individuals who shall receive grants of Options or awards of Restricted Stock shall be made by the Committee. The Committee shall consist of three or more individuals who shall be appointed by and shall serve at the pleasure of the Board and may be comprised of the entire Board. When the Committee is so comprised of the entire Board, the terms "Board" and "Committee", as used herein, shall be deemed synonymous. Notwithstanding the provisions of the immediately preceding sentence, unless the Board provides otherwise by resolution, the Committee shall be composed only of individuals who are Disinterested Persons, and until and unless the Board provides or has provided that individuals who are not Disinterested Persons may be members of the Committee, no individual appointed to the Committee shall have been eligible at any time within one year prior to his appointment to the Committee for the grant of an option, stock allocation, or stock appreciation right under the Plan or any other plan of the Company or its affiliates (within the meaning of Rule 12b-2 promulgated under the Act), nor shall such individual be eligible to receive an option, allocation of stock, or stock appreciation right under any such plan while a member of the Committee. The Board may by resolution at any time and from time to time provide that the Committee shall be comprised only of individuals who are Disinterested Persons or that the Committee may be comprised of individuals some or all of whom are not Disinterested Persons, all as the Board may deem from time to time appropriate. ln making grants or awards, the Committee shall take into consideration the contribution the individual has made or may make to the success of the Company or its Affiliates and such other considerations as the Board may from time to time specify.

         The Committee shall elect one of its members as its chairman and shall hold its meetings at such times and places as it may determine. All decisions and determinations of the Committee shall be made by the majority vote or decision of all of its members present at a meeting; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions hereof, the bylaws of the Company or any resolutions of the Board. All questions of interpretation and application of the Plan shall be subject to the determination of a majority of the whole Board, which determination shall be final and binding upon all parties.

         All questions of interpretation and application of the Plan shall be subject to the determination of a majority of the whole Board, which determination shall be final and binding upon all parties. All questions of interpretation and application of an Option grant or an award of Restricted Stock, including questions of interpretation and application of an Agreement, shall be subject to the determination of a majority of the Committee, which determination shall be final and binding upon all parties.

         Subject to the express provisions hereof, the Board shall have the authority, in its sole and absolute discretion, (a) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan, (b) to construe the Plan, and (c) to make all other determinations necessary or advisable for administering the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. Subject to the express provisions hereof, the Committee shall have the authority, in its sole and absolute discretion, (a) to determine the terms and provisions of the respective Agreements (which need not be identical), including provisions defining or otherwise relating to (i) subject to the specific provisions of the Plan, the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of Shares issued upon exercise of Options is restricted, (iii) the effect of termination of employment or directorship upon the exercisability of the Options, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service), (b) subject to Sections 8 and 10, to accelerate, for any reason, regardless of whether the Agreement so provides, the time of exercisability of any Option that has been granted or the time of the lapsing of restrictions on Restricted Stock, (c) to construe the respective Agreements, and (d) to exercise the powers conferred on the Committee under
Section 19. The determinations of the Board or Committee, as the case may be, on the matters referred to in this Section 3 shall be final and conclusive.

4.       SHARES SUBJECT TO PLAN

         (a) A maximum of 7,065,139 Shares shall be subject to grants of Options and awards of Restricted Stock under the Plan; provided that such maximum shall be increased or decreased as provided below in Section 12.

         (b) At any time and from time to time after the Plan takes effect, the Committee, pursuant to the provisions herein set forth, may grant Options and award Restricted Stock until the maximum number of Shares shall be exhausted or the Plan shall be sooner terminated; provided, however, that no Option shall be granted and no Restricted Stock shall be awarded after May 19, 2001.

         (c) Should any Option expire or be cancelled without being fully exercised, or should any Restricted Stock previously awarded be reacquired by the Company, the number of Shares with respect to which such Option shall not have been exercised prior to its expiration or cancellation and the number of Shares of such Restricted Stock so reacquired may again be optioned or awarded pursuant to the provisions hereof.

         (d) Any Shares withheld pursuant to subsection 18(c) shall not be available after such withholding for being optioned or awarded pursuant to the provisions hereof.

5.       ELIGIBILITY

         Eligibility for the receipt of the grant of Options under the Plan shall be confined to (a) a limited number of persons who are employed by the Company, or one or more of its Affiliates and who are officers of or who, in the opinion of the Board, hold other key positions in or for the Company or one or more of its Affiliates and (b) directors of the Company, including directors who are not employees of the Company or its Affiliates; provided that only employees of the Company or its Affiliates shall be eligible for the grant of Incentive Options. In addition, an individual who becomes a director of the Company, but who is not at the time he becomes a director also an employee of the Company, shall not be eligible for a grant of Options or an award of Restricted Stock, and shall not be eligible for the grant of an option, stock allocation, or stock appreciation right under any other plan of the Company or its affiliates (within the meaning of Rule

12b-2 promulgated under the Act) until the Board expressly declares such person eligible by resolution. In no event may an Option be granted to an individual who is not an employee of the Company or an Affiliate or a director of the Company. In addition, to provide for Disinterested Persons to serve on the Committee, the Board may from time to time specify individuals described in the first sentence of this Section 5 who shall not be eligible for the grant of Options or the award of Restricted Stock or the grant of options or stock appreciation rights or allocations of stock under any plan of the Company or its affiliates (within the meaning of Rule 12b-2 promulgated under the Act); provided however, that the Board may at any time determine that any individual who has been so excluded from eligibility shall become eligible for grants of Options or awards of Restricted Stock.

6.       GRANTING OF OPTIONS

         (a) From time to time while the Plan is in effect, the Committee may in its absolute discretion, select from among the persons eligible to receive a grant of Options under the Plan (including persons who have already received such grants of Options) such one or more of them as in the opinion of the Committee should be granted Options. The Committee shall thereupon, likewise in its absolute discretion, determine the number of Shares to be allotted for option to each person so selected; provided, however, that the total number of Shares subject to Options granted to any one person, including directors of the Company, when aggregated with the number of Shares of Restricted Stock awarded to such person, shall not exceed 20 percent of the aggregate number of Shares with respect to which Options and Restricted Stock may be granted or awarded under the Plan.

         (b) Each person so selected shall be offered an Option to purchase the number of Shares so allotted to him, upon such terms and conditions, consistent with the provisions of the Plan, as the Committee may specify. Options granted to directors of the Company at such times as the Committee is not composed solely of Disinterested Persons shall provide that such Options may not be exercised until the first anniversary of their grant and then may be exercised in full at any time on or after such first anniversary date until the date that is ten (10) years from the date when the Option was originally granted. Each such person shall have a reasonable period of time, to be fixed by the Committee, within which to accept or reject the proffered Option. Failure to accept within the period so fixed may be treated as a rejection.

         (c) Each person who accepts an Option offered to him shall enter into an Agreement with the Company, in such form as the Committee may prescribe, setting forth the terms and conditions of the Option, whereupon such person shall become a participant in the Plan. In the event an individual is granted both one or more Incentive Options and one or more Nonqualified Options, such grants shall be evidenced by separate Agreements, one each for the Incentive Option grants and one each for the Nonqualified Options grants. The date which the Committee specifies to be the grant date of an Option to an individual shall constitute the date on which the Option covered by such Agreement is granted. In no event, however, shall an Optionee gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Option and the actual signing of the Agreement by the Company and the Optionee.

 7.      OPTION PRICE

         The option price for each Share covered by each Incentive Option shall not be less than the greater of (a) the par value of each such Share or (b) the Fair Market Value of the Share at the time such Option is granted, except as provided hereinafter. The option price for each Share covered by each Nonqualified Option shall not be less than the greater of (a) the par value of each such Share or (b) 50% of the Fair Market Value of the Share at the time the Option is granted. If the Company or an Affiliate agrees to substitute a new Option under the Plan for an old Option, or to assume an old Option, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation (any of such events being referred to herein as a "Corporate Transaction"), the option price of the Shares covered by each such new Option or assumed Option may be other than the Fair Market Value of the stock at the time the Option is granted as determined by reference to a formula, established at the time of the Corporate Transaction, which will give effect to such substitution or assumption; provided, however, in no event shall --

                 (a) the excess of the aggregate Fair Market Value of the Share subject to the Option immediately after the substitution or assumption over the aggregate option price of such Shares be more than the excess of the aggregate Fair Market Value of all Shares subject to the Option immediately prior to the substitution or assumption over the aggregate option price of such Shares

                 (b) in the case of an Incentive Option, the new Option or the assumption of the old Option give the Optionee additional benefits which he would not have under the old Option; or

                 (c) the ratio of the option price to the Fair Market Value of the stock subject to the Option immediately after the substitution or assumption be more favorable to the Optionee than the ratio of the option price to the Fair Market Value of the stock subject to the old Option immediately prior such substitution or assumption, on a Share by Share basis.

         Notwithstanding the above, the provisions of this Section 7 with respect to the Option price in the event of a Corporate Transaction shall, in case of an Incentive Option, be subject to the requirements of Section 25(a) of the Code and the Treasury regulations and revenue rulings promulgated thereunder. In the case of an Incentive Option, in the event of a conflict between the terms of this Section 7 and the above cited statute, regulations, and rulings, or in the event of an omission in this Section 7 of a provision required by said laws, the latter shall control in all respects and are hereby incorporated herein by reference as if set out at length.

8.       OPTION PERIOD

         (a) Each Option shall run for such period of time as the Committee may specify, but in no event for longer than ten (10) years from the date when the Option is granted, including the period of time provided in subsections (i) and
(ii) of this subsection (a); and subject to such limits, and the further condition that, unless designated otherwise by the Committee, no Incentive Option shall become exercisable prior to one year from the date of its grant,

                 (i) Except as provided below in this subsection (i), all rights to exercise an Option shall terminate within three months after the date the Optionee ceases to be an employee of at least one of the employers in the group of employers consisting of the Company and its Affiliates, or after the date the Optionee ceases to be a director of the Company, whichever may occur later, for any reason other than death, except that, (x) in the case of a Nonqualified Option which is held by an Optionee who is, on the date of cessation referred to in this clause, an officer or director of the Company (within the meanings thereof under Section 16b) of the Act), all rights to exercise such Option shall terminate within seven months after the date the Optionee ceases to be an employee of at least one of the employers in the group of employers consisting of the Company and its Affiliates, or, if later, after the date the Optionee ceases to be a director of the Company, for any reason other than death; and, except that, (y) the Committee, in its discretion, may provide in new Option grants or amend outstanding Options to provide an extended period of time during which an Optionee can exercise a Nonqualified Option to the maximum permissible period for which such Optionee's Option would have been exercisable in the absence of the Optionee's ceasing to be an employee of the Company and its Affiliates or ceasing to be a director of the Company; and, except that (z) in case the employment of the Optionee is terminated for cause, the Option shall thereafter be null and void for all purposes.

                 (ii) If the Optionee ceases to be employed by at least one of the employers in the group of employers consisting of the Company and its Affiliates, or ceases to be a director of the Company, whichever may occur later, by reason of his death, all rights to exercise such Option shall terminate fifteen (15) months thereafter.

                 (iii) If an Option is granted with a term shorter than ten
         (10) years, the Committee may extend the term of the Option, but for not more than ten (10) years from the date when the Option was originally granted.

9.       OPTIONS NOT TRANSFERABLE

         No Option or interest therein shall be transferable by the person to whom it is granted otherwise than by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its sole discretion, provide in the Agreement relating to the grant of an Option that the Optionee may transfer such Option, without consideration, to members of the Optionee's immediate family or to one or more trusts for the benefit of such immediate family members or partnerships in which such immediate family members are the only partners. For purposes of this Section 9, "immediate family" shall mean the Optionee's spouse, parents, children (including adopted children) and grandchildren.

10.      EXERCISE OF OPTIONS

         (a) During the lifetime of an Optionee only he or his guardian or legal representative may exercise an Option granted to him. In the event of his death, any then exercisable portion of his Option may, within fifteen (15) months thereafter, or earlier date of termination of the Option, be exercised in whole or in part by any person empowered to do so under the deceased Optionee's will or under the applicable laws of descent and distribution.

         (b) At any time, and from time to time, during the period when any Option, or a portion thereof, is exercisable, such Option, or portion thereof, may be exercised in whole or in part; provided, however, that the Committee may require any Option which is partially exercised to be so exercised with respect to at least a stated minimum number of Shares.

         (c) Each exercise of an Option or portion or part thereof shall be evidenced by a notice in writing to the Company accompanied by payment in full of the option price of the Shares then being purchased. Payment in full shall mean payment of the full amount due, either in cash, by certified check or cashier's check or, with the consent of the Committee, with Shares owned by the Optionee, including an actual or deemed multiple series of exchanges of such Shares. Options granted to directors of the Company at such times as the Committee is not composed solely of Disinterested Persons shall be paid for in cash, by certified check or cashier's check, or with Shares owned by the director, including an actual or deemed multiple series of exchanges of such Shares, as elected by the director.

         (d) No Shares shall be issued until full payment therefor has been made, and an Optionee shall have none of the rights of a stockholder until Shares are issued to him.

         (e) Nothing herein or in any Agreement executed or Option granted hereunder shall require the Company to issue any Shares upon exercise of an Option if such issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any other applicable statute or regulation, as then in effect. Upon the exercise of an Option or portion or part thereof, the Optionee shall give to the Company satisfactory evidence that he is acquiring such Shares for the purpose of investment only and not with a view to their distribution; provided, however, if or to the extent that the Shares subject to the Option shall be included in a registration statement filed by the Company, or one of its Affiliates, such investment representation shall be abrogated.

11.      DELIVERY OF STOCK CERTIFICATES

         As promptly as may be practicable after an Option, or a portion or part thereof, has been exercised as hereinabove provided, the Company shall make delivery of one or more certificates for the appropriate number of Shares. In the event that an Optionee exercises both an Incentive Option, or a portion thereof, and a Nonqualified Option, or a portion thereof, separate stock certificates shall be issued, one for the Shares subject to the Incentive Option and one for the Shares subject to the Nonqualified Option.

12.      CHANGES IN COMPANY'S SHARES AND CERTAIN CORPORATE TRANSACTIONS

         If at any time while the Plan is in effect there shall be an increase or decrease in the number of issued and outstanding Shares of the Company effected without receipt of consideration therefor by the Company, through the declaration of a stock dividend or through any recapitalization or merger or otherwise in which the Company is the surviving corporation, resulting in a stock split-up, combination or exchange of Shares of the Company, then and in each such event:

                 (a) An appropriate adjustment shall be made in the maximum number of Shares then subject to being optioned or awarded as Restricted Stock under the Plan, to the end that the same proportion of the Company's issued and outstanding Shares shall continue to be subject to being so optioned and awarded;

                 (b) Appropriate adjustment shall be made in the number of Shares and the option price per Share thereof then subject to purchase pursuant to each Option previously granted, to the end that the same proportion of the Company's issued and outstanding Shares in each such instance shall remain subject to purchase at the same aggregate option price: and

                 (c) In the case of Incentive Options, any such adjustments shall in all respects satisfy the requirements of Section 424(a) of the Code and the Treasury regulations and revenue rulings promulgated thereunder.

         Except as is otherwise expressly provided herein, the issue by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or option price of Shares then subject to outstanding Options granted under the Plan. Furthermore, the presence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities or preferred or preference stock which would rank above the Shares subject to outstanding Options granted under the Plan; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         Notwithstanding anything to the contrary above, a dissolution or liquidation of the Company, a merger (other than a merger effecting a reincorporation of the Company in another state) or consolidation in which the Company is not the surviving corporation (or survives only as a subsidiary of another corporation in a transaction in which the stockholders of the parent of the Company and their proportionate interests therein immediately after the transaction are not substantially identical to the stockholders of the Company and their proportionate interests therein immediately prior to the transaction), a transaction in which another corporation becomes the owner of 50% or more of the total combined voting power of all classes of stock of the Company, or a change in control (as specified below), shall cause every Option then outstanding to become exercisable in full, subject to the limitation on the aggregate Fair Market Value of Shares that may become first exercisable during any calendar year set forth in Section 16, immediately prior to such dissolution, liquidation, merger, consolidation, transaction, or change in control, to the extent not theretofore exercised, without regard to the determination as to the periods and installments of exercisability contained in the Agreements if (and only if) such Options have not at that time expired or been terminated. For purposes of this paragraph, a change in control shall be deemed to have taken place if: (i) a third person, including a "group" as defined in Section 13(d)(3) of the Act, becomes the beneficial owner of Shares of the Company having 50% or more of the total number of votes that may be cast for the election of directors of the Company; or (ii) as a result of, or in connection with, a contested election for directors, the persons who were directors of the Company immediately before such election shall cease to constitute a majority of the Board. Notwithstanding the foregoing provisions of this paragraph, in the event of any such dissolution, merger, consolidation, transaction, or change in control, the Board may completely satisfy all obligations of the Company and its Affiliates with respect to any Option outstanding on the date of such event by delivering to the Optionee cash in an amount equal to the difference between the aggregate exercise price for Shares under the Option and the Fair Market Value of such Shares on the date of such event, such payment to be made within a reasonable time after such event.

13.      EFFECTIVE DATE

         The Plan shall be effective on May 20, 1987, the date of its adoption by the Board, but shall be submitted to the stockholders of the Company for ratification at the next regular or special meeting thereof to be held within twelve (12) months after the Board shall have adopted the Plan. If at such a meeting of the stockholders of the Company a quorum is present, the Plan shall be presented for ratification, and unless at such a meeting the Plan is ratified by the affirmative vote of a majority of the outstanding $0.25 par value common stock of the Company, then and in such event, the Plan and all Options granted under the Plan and all awards of Restricted Stock under the Plan shall become null and void and of no further force or effect.

14. AMENDMENT, SUSPENSION OR TERMINATION

         The Board may at any time amend, suspend or terminate the Plan; provided, however, that after the stockholders have ratified the Plan, the Board may not, without approval of the stockholders of the Company, amend the Plan so as to:

                 (a) Increase the maximum number of Shares subject thereto, as specified above in Sections 4(a) and 12; or

                 (b) Increase the proportionate number of Shares which may be purchased pursuant to Option by any one person or awarded as Restricted Stock to any one person, as specified above in Section 6(a) or below in Section 19(a); or

                 (c) Reduce the option price below the price specified above in
         Section 7; and provided further, that the Board may not modify, impair or cancel any existing Option without the consent of the holder thereof.

15.      REQUIREMENTS OF LAW

         Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue Shares under any Option if the issuance thereof would constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange; and as a condition of any sale or issuance of Shares under Option the Company may require such agreements or undertakings, if any, as the Company may deem necessary or advisable to assure compliance with any such law or regulation.

16.      INCENTIVE STOCK OPTIONS

         The Committee, in its discretion, may designate any Option granted under the Plan as an Incentive Option intended to qualify under Section 422 of the Code. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Option shall be granted to any person who, at the time such Incentive Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Affiliate unless the purchase price under such Incentive Option is at least 110 percent of the Fair Market Value of the Shares subject to an Incentive Option at the date of its grant and such Incentive Option is not exercisable after the expiration of five years from the date of its grant, and (ii) the aggregate Fair Market Value of the Shares subject to such Incentive Option and the aggregate Fair Market Value of the shares of stock of any Affiliate (or a predecessor of the Company or an Affiliate) subject to any other incentive stock option (within the meaning of Section 422 of the Code) of the Company and its Affiliates (or a predecessor corporation of any such corporation), that may become first exercisable in any calendar year, shall not (with respect to any

Optionee) exceed $100,000, determined as of the date the Incentive Option is granted. For purposes of this Section 16, "predecessor corporation" means a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under such section had been effected) with the Company, or a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is an Affiliate of the Company or a predecessor corporation of any such corporations.

17.      MODIFICATION OF OPTIONS

         Subject to the terms and conditions of and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of Options outstanding hereunder (to the extent not theretofore exercised) and authorize the granting of new Options hereunder in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing provisions of this Section 17, no modification of an Option granted hereunder shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted hereunder to such Optionee under the Plan, except as may be necessary, with respect to Incentive Options, to satisfy the requirements of Section 422 of the Code.

18.      AGREEMENT PROVISIONS

         (a) Each Agreement shall contain such provisions (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and the transfer of shares thereby acquired) as the Committee shall deem advisable. Each Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonqualified Option, as the case may be. Incentive Options and Nonqualified Options may not both be covered by a single Agreement. Each such Agreement relating to Incentive Options granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Option as shall be necessary for the Incentive Option to which such Agreement related to constitute an incentive stock option, as defined in Section 422 of the Code.

         (b) The Plan shall be annexed to each Agreement and each Agreement shall recite that it is subject to the Plan and that the Plan shall govern where there is any inconsistency between the Plan and the Agreement.

         (c) Each Agreement shall contain an agreement and covenant by the Optionee, in such form as the Committee may require in its discretion, that he consents to and will take whatever affirmative actions are required, in the opinion of the Board or Committee, to enable the Company or appropriate Affiliate to satisfy its Federal income tax and FICA withholding obligations. An Agreement may contain such provisions as the Committee deems appropriate to enable the Company or its Affiliates to satisfy such withholding obligations, including provisions permitting the Company, on exercise of an Option, to withhold Shares otherwise issuable to the Optionee exercising the Option to satisfy the applicable withholding obligations.

         (d) Each Agreement relating to an Incentive Option shall contain a covenant by the Optionee immediately to notify the Company in writing of any disqualifying disposition (within the meaning of section 421(b) of the Code) of an Incentive Option.

19.      RESTRICTED STOCK

         (a) Shares of Restricted Stock may be awarded by the Committee to such individuals as are eligible for grants of Options, as the Committee may determine at any time and from time to time before the termination of the Plan. The total number of Shares of Restricted Stock awarded to any one person, including directors of the Company, when aggregated with the number of Shares subject to Options in favor of such person, shall not exceed 20 percent of the aggregate number of Shares subject to the Plan.

         (b) A Share of Restricted Stock is a Share that does not irrevocably vest in the holder or that may not be sold, exchanged, pledged, transferred, assigned or otherwise encumbered or disposed of until the terms and conditions set by the Committee at the time of the award of the Restricted Stock have been satisfied. A Share of Restricted Stock shall be subject to such restrictions, terms and conditions as the Committee may establish, which may include, without limitation, the rendition of services to the Company or its Affiliates for a specified time or the achievement of specific goals. The Committee may, when it deems it appropriate, require the recipient of an award of Restricted Stock to enter into an agreement with the Company evidencing the understanding of the parties with respect to such award.

         If an individual receives Shares of Restricted Stock, whether or not escrowed as provided below, the individual shall be the record owner of such Shares and shall have all the rights of a stockholder with respect to such Shares (unless the escrow agreement, if any, specifically provides otherwise), including the right to vote and the right to receive dividends or other distributions made or paid with respect to such Shares. Any certificate or certificates representing Shares of Restricted Stock shall bear a legend similar to the following:

                 THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THE TERMS OF THE CENTEX CORPORATION 1987 STOCK OPTION PLAN AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE ENCUMBERED IN ANY MANNER EXCEPT AS SET FORTH IN THE TERMS OF SUCH
         AWARD DATED        , 19 .

         In order to enforce the restrictions, terms and conditions that may be applicable to an individual's Shares of Restricted Stock, the Committee may require the individual, upon the receipt of a certificate or certificates representing such Shares, or at any time thereafter, to deposit such certificate or certificates, together with stock powers and other instruments of transfer, appropriately endorsed in blank, with the Company or an escrow agent designated by the Company under an escrow agreement in such form as shall be determined by the Committee.

         After the satisfaction of the terms and conditions set by the Committee at the time of an award of Restricted Stock to an individual, which award is not subject to a non-lapse feature, a new certificate, without the legend set forth above, for the number of Shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the individual.

         If an individual to whom Restricted Stock has been awarded dies after satisfaction of the terms and conditions for the payment of all or a portion of the award but prior to the actual payment of all or such portion thereof, such payment shall be made to the individual's beneficiary or beneficiaries at the time and in the same manner that such payment would have been made to the individual.

         The Committee shall have the authority (and the instrument evidencing an award of Restricted Stock may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of such restrictions with respect to any or all of the Shares of Restricted Stock awarded to an individual hereunder on such terms and conditions as the Committee may deem appropriate. With respect to the occurrence of any event specified in the last paragraph of Section 12, the restrictions, if any, applicable to any outstanding Shares awarded as Restricted Stock shall lapse immediately prior to the occurrence of the event.

         (c) If an individual to whom Restricted Stock has been awarded ceases to be employed by at least one of the employers in the group of employers consisting of the Company and its Affiliates, or ceases to be a director of the Company, whichever may occur later, for any reason prior to the satisfaction of any terms and conditions of an award, any Restricted Stock remaining subject to restrictions shall thereupon be forfeited by the individual and transferred to, and reacquired by, the Company or an Affiliate at no cost to the Company or the Affiliate; provided, however, if the termination or cessation is due to the individual's death, disability or retirement on or after the earlier of (i) age 65 or (ii) such time as the sum of the individual's age and years of service equals 70, provided such individual is at least 55, the Committee may, in its sole discretion, deem that the terms and conditions have been met for all or part of such remaining portion. In such event, the individual, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Company the certificates for the Shares of Restricted Stock remaining subject to such restrictions, accompanied by such instruments of transfer, if any, as may reasonably be required by the Secretary of the Company.

         (d) In case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the Shares (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that payment of Restricted Stock shall take the form of the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger.

20.      GENERAL

         (a) The proceeds received by the Company from the sale of Shares pursuant to Options shall be used for general corporate purposes.

         (b) Nothing contained in the Plan, or in any Agreement, shall confer upon any Optionee or recipient of Restricted Stock the right to continue in the employ of the Company or any Affiliate, or interfere in any way with the rights of the Company or any Affiliate to terminate his employment at any time.

         (c) Neither the members of the Board nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Option or Restricted Stock granted under it; and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may be in effect from time to time.

         (d) As partial consideration for the granting of each Option or award of Restricted Stock hereunder, the Optionee or recipient shall agree with the Company that he will keep confidential all information and knowledge which he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law or given in confidence to the individual's spouse, tax or financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration such breach, in determining whether to grant any future Option or award any future Restricted Stock to such individual, as a factor militating against the advisability of granting any such future Option or awarding any such future Restricted Stock to such individual.

         (e) Participation in the Plan shall not preclude an individual from eligibility in any other stock option plan of the Company or any Affiliate or any old age benefit, insurance, pension, profit sharing, retirement, bonus, or other extra compensation plans which the Company or any Affiliate has adopted, or may, at any time, adopt for the benefit of its employees or directors.

         (f) Any payment of cash or any issuance or transfer of Shares to the Optionee, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Board or Committee may require any Optionee, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

         (g) Neither the Committee nor the Board nor the Company guarantees the Shares from loss or depreciation.

         (h) All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company or its Affiliates.

         (i) Records of the Company and its Affiliates regarding an individual's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, tenure as a director and other matters shall be conclusive for all purposes hereunder, unless determined by the Board or Committee to be incorrect.

         (j) The Company and its Affiliates shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Board or Committee to perform its duties and functions under the Plan.

         (k) The Company assumes no obligation or responsibility to an Optionee or recipient of Restricted Stock or his personal representatives, heirs, legatees, or distributees for any act of, or failure to act on the part of, the Board or Committee.

         (l) Any action required of the Company shall be by resolution of its Board or by a person authorized to act by resolution of the Board. Any action required of the Committee shall be by resolution of the Committee or by a person authorized to act by resolution of the Committee.

         (m) If any provision of this Plan or any Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan or the Agreement, as the case may be, but such provision shall be fully severable and the Plan or the Agreement, as the case may be, shall be construed and enforced as if the illegal or invalid provision had never been included herein or therein.

         (n) Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Company, an Optionee or a recipient of Restricted Stock may change, at any time and from time to time, by written notice to the other, the address which it or he had theretofore specified for receiving notices. Until changed in accordance herewith, the Company and each Optionee and recipient of Restricted Stock shall specify as its and his address for receiving notices the address set forth in the Agreement pertaining to the shares of Stock to which such notice relates.

         (o) Any person entitled to notice hereunder may waive such notice.

         (p) The Plan shall be binding upon the Optionee or recipient of Restricted Stock, his heirs, legatees, and legal representatives, upon the Company, its successors, and assigns, and upon the Board and Committee, and their successors.

         (q) The titles and headings of Sections and paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

         (r) All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Nevada except to the extent Nevada law is preempted by federal law. The obligation of the Company to sell and deliver Shares hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Shares.

         (s) Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

21.      WITHHOLDING TAXES

         Federal, state, or local law may require the withholding of taxes applicable to gains resulting from the exercise of Nonqualified Options granted hereunder. Unless otherwise prohibited by the Committee, each participant may satisfy any such withholding tax obligation by electing (i) to tender a cash payment to the Company, (ii) to authorize the Company to withhold from the shares of stock of the Company otherwise issuable to the participant as a result of the exercise of the Nonqualified Option a number of shares having a fair market value, as of the date the withholding tax obligation arises, equal to the withholding obligations, or, at the election of the participant, up to the maximum of taxes due (the "Share Withholding Alternative"), (iii) to deliver to the Company previously acquired shares of common stock of the Company having a fair market value, as of the date the withholding tax obligation arises, equal to the amount to be withheld, or at the election of the participant, up to the maximum of taxes due, or (iv) any combination of the foregoing, provided the combination permits the payment of all withholding taxes attributable to the exercise of the Nonqualified Option. Any withholding election may not be made within six months after the grant of the stock option (except in the event of death or disability of the optionee). A participant's election to pay the withholding tax obligation must be made (a) in the case of officers or directors of the Company, (i) during the period beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such date (but in no event later than the Tax Date, as hereinafter defined), or (ii) at least six months less one day prior to the Tax Date, and (b) in the case of other participants, at any time; provided however, that if any participant (whether or not he is an officer or director) elects to have his withholding tax obligation satisfied (in whole or in part) through the Share Withholding Alternative, then such election shall be void and of no legal effect unless it is made in writing delivered to the Company before the time of exercise, or simultaneously with the exercise, of such participant's Nonqualified Option. A valid and binding written election of the Share Withholding Alternative shall be irrevocable. A participant's failure to elect a withholding alternative prior to the time such election is required to be made shall be deemed to be an election to pay the withholding tax by tendering a cash payment to the Company. For purposes of this Section 21, the fair market value of the shares used to pay withholding taxes is the mean between the highest and lowest price quoted on the New York Stock Exchange for one share of common stock of the Company on the Tax Date. Also, as used in this Section 21, "Tax Date" shall mean the date on which a withholding tax obligation arises in connection with an exercise of a nonqualified stock option, which date shall be presumed to be the date of exercise, unless shares subject to a substantial risk of forfeiture (as defined in section 83(c)(1) or (c)(3) of the Code) are issuable on exercise of the option and the participant does not make a timely election under section 83(b) of the Code with respect thereto, in which case the Tax Date for such shares is the date on which the substantial risk of forfeiture lapses. Fractional shares remaining after payment of the withholding taxes shall be paid to the participant in cash.

                              CENTEX CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 Annual Meeting of Stockholders-July 25, 1996


The undersigned hereby appoints William J Gillilan III and Laurence E. Hirsch (acting unanimously or if only one be present, by that one alone), and each of them, proxies, with full power of substitution to each, to vote, as specified on the reverse side, at the Annual Meeting of Stockholders of Centex Corporation ("Centex") to be held July 25, 1996, or any adjournment thereof, all shares of Common Stock of Centex registered in the name of the undersigned at the close of business on May 28, 1996.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE BALLOT ON THE REVERSE SIDE, BUT IF NO INSTRUCTIONS ARE INDICATED, THEN THIS PROXY WILL BE VOTED FOR ITEM 1 AND ITEM 2. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 3.

By execution of this proxy, you hereby acknowledge receipt herewith of Notice of Meeting and Proxy Statement dated June 5, 1996.

    READ, EXECUTE AND DATE REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE.

- --------------------------------------------------------------------------------

Proxies are being separately solicited by the Board of Directors of Centex Corporation and 3333 Holding Corporation. To assure representation of your shares at the annual meetings of BOTH companies, you must mark and return BOTH proxy cards in the enclosed envelope.
PLEASE TEAR OFF AND DISCARD THIS STUB.

- --------------------------------------------------------------------------------

                           3333 HOLDING CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 Annual Meeting of Stockholders-July 25, 1996


The undersigned hereby appoints J. Stephen Bilheimer and David M. Sherer (acting unanimously or if only one be present, by that one alone), and each of them, proxies, with full power of substitution to each, to vote, as specified on the reverse side, at the Annual Meeting of Stockholders of 3333 Holding Corporation ("Holding") to be held July 25, 1996, or any adjournment thereof, all the beneficial interest of the undersigned in that portion of the 1,000 shares (the "Shares") of Common Stock of Holding registered in the name of Chemical Bank (the "Nominee") pursuant to that certain Nominee Agreement dated November 30, 1987 by and among Holding, Centex Corporation ("Centex"), Centex Development Company, L.P. and the Nominee, at the close of business on May 28, 1996 (the "Record Date"), that the total number of shares of Common Stock of Centex held by the undersigned on the Record Date (being the number of shares shown on this proxy beside the name of the undersigned (the "Centex Owned Shares")) bears to the total number of shares of Centex Common Stock outstanding on the Record Date. The beneficial interest of the undersigned in the Shares is thus equal to approximately .0000352 multiplied by the number of the Centex Owned Shares.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE BALLOT ON THE REVERSE SIDE, BUT IF NO INSTRUCTIONS ARE INDICATED, THEN THIS PROXY WILL BE VOTED FOR ITEM 1. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 2.

By execution of this proxy, you hereby acknowledge receipt herewith of Notice of Meeting and Proxy Statement dated June 5, 1996.

    READ, EXECUTE AND DATE REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE.

                              CENTEX CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION
OF ALL THE NOMINEES IN ITEM 1 AND FOR THE PROPOSAL IN ITEM 2.

Please mark your votes as indicated in this example [X]

1. Election of directors listed to the right to serve until the Annual Meeting of Stockholders in 1999.

        FOR all nominees                  WITHHOLD
       listed to the right                AUTHORITY
        (except as marked          to vote for all nominees
        to the contrary).            listed to the right.

              [  ]                          [  ]


2. To ratify, confirm and approve the Centex Corporation
   1987 Stock Option Plan, as amended.

             FOR          AGAINST         ABSTAIN

             [  ]          [  ]            [  ]


(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)

Alan B. Coleman, Juan L. Elek, Clint W. Murchison, III, Paul R. Seegers

- -----------------------------------------------------------------------

3. In their discretion, on such other business as may properly be brought before the meeting or any adjournment thereof.


THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL MEETING.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 AND, IN THE DISCRETION OF THE NAMED PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. By executing this proxy, the undersigned hereby revokes prior proxies relating to the meeting.

Dated:                            , 1996
       ---------------------------


- ----------------------------------------
                Signature

- ----------------------------------------
                Signature


- --------------------------------------------------------------------------------

PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARD OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS IN THE ENCLOSED ENVELOPE. PLEASE TEAR OFF AND DISCARD THIS STUB.

- --------------------------------------------------------------------------------

                           3333 HOLDING CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
FOR THE ELECTION OF ALL THE NOMINEES IN ITEM 1.

1. Election of directors listed to the right.


         FOR all nominees                 WITHHOLD
       listed to the right                AUTHORITY
        (except as marked          to vote for all nominees
        to the contrary).            listed to the right.

              [  ]                          [  ]

2. In their discretion, on such other business as may properly be brought before the meeting or any adjournment thereof.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)

J. Stephen Bilheimer, Josiah O. Low, III, David M. Sherer

- ----------------------------------------------------------------


THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL MEETING.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEM 1 AND, IN THE DISCRETION OF THE NAMED PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. By executing this proxy, the undersigned hereby revokes prior proxies relating to the meeting.

Dated:                            , 1996
       ---------------------------


- ----------------------------------------
                Signature

- ----------------------------------------
                Signature